    As filed with the Securities and Exchange Commission on October 14, 1998

                                                       Registration No. 33-21534


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         PRE-EFFECTIVE AMENDMENT NO._____            [   ]

         POST-EFFECTIVE AMENDMENT NO. 15             [ X ]

                                     and/or

                             REGISTRATION STATEMENT
                 UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]

                                Amendment No. 16

                          ENTERPRISE ACCUMULATION TRUST
               (Exact Name of Registrant as Specified in Charter)

                            ATLANTA FINANCIAL CENTER
                3343 PEACHTREE ROAD, STE. 450, ATLANTA, GA 30326
                    (Address of Principal Executive Offices)

                             CATHERINE R. MCCLELLAN
                            ATLANTA FINANCIAL CENTER

              3343 PEACHTREE ROAD, STE. 450, ATLANTA, GEORGIA 30326
                     (Name and address of agent for service)

                                 (800) 432-4320
                         (Registrant's Telephone Number)

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b)

[X]  60 days after filing pursuant to paragraph (a)

[ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485

[ ]  pursuant to paragraph (a) of Rule 485 or 486

Registrant has filed its report pursuant to Rule 24f-2 for the year ended December 31, 1997 on March 13, 1998.

CROSS REFERENCE SHEET

Form N-1A
Item


Part I        Caption                                                           Prospectus

1.            Cover Page                                                        Cover Page

2             Synopsis                                                          Prospectus Summary

3.            Condensed Financial                                               Financial Highlights Information

4.            General Description of Registrant                                 Investment Objectives and Policies;
                                                                                Additional Information on Investment
                                                                                Objectives and Policies;  Additional Information

5.            Management of the Fund                                            Investment Management Agreement;
                                                                                Additional Information; Investment Techniques

5A.           Management's Discussion of Fund's Performance                     Please refer to Annual Report

5B.           Management's Discussion of Year 2000 Preparedness

6.            Capital Stock and Other Securities                                Determination of Net Asset Value;
                                                                                Purchase of Shares; Additional Information

7.            Purchase of Securities                                            Purchase of Shares

8.            Redemption or Repurchase                                          Redemption of Shares

9.            Legal Proceedings                                                 N/A

Part B        Caption                                                           Statement of Additional Information

10.           Cover Page                                                        Cover Page

11.           Table of Contents                                                 Table of Contents

12.           General Information and History                                   General Information and History

13.           Investment Objectives and Policies                                Investment Objectives and Policies; Investment of
              Assets; Investment Restrictions

14.           Management of the Fund                                            Trustees and Officers

                          ENTERPRISE ACCUMULATION TRUST
                            ATLANTA FINANCIAL CENTER
                      3343 PEACHTREE ROAD, N.E., SUITE 450
                             ATLANTA, GEORGIA 30326


                                   PROSPECTUS
                             DATED NOVEMBER 1, 1998

     ENTERPRISE ACCUMULATION TRUST (the "Fund") is a registered open-end diversified management investment company offering a broad range of investment alternatives through its eleven separate Portfolios. The Fund permits you to choose among different investment objectives, through the following Portfolios, each of which is a separate series of shares of beneficial interest of the Fund ("Shares"). The Fund's principal investment adviser, Enterprise Capital Management, Inc. ("the Adviser"), selects separate sub-advisers referred to as "Portfolio Managers" that provide investment advice for the Portfolios and that are selected on the basis of able investment performance in their respective areas of responsibilities. The investment objective of each Portfolio is as follows:

     GROWTH PORTFOLIO: Seeks capital appreciation, primarily from investments in common stocks.

     GROWTH AND INCOME PORTFOLIO: Seeks total return in excess of the total return of the Lipper Growth and Income Mutual Funds Average measured over a new period of three to five years, by investing primarily in a broadly diversified group of large capitalization stocks.

     EQUITY PORTFOLIO: Seeks long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value-oriented approach to investing.

     EQUITY INCOME PORTFOLIO: Seeks a combination of growth and income to achieve an above average and consistent total return, primarily from investments in dividend-paying common stocks.

     CAPITAL APPRECIATION PORTFOLIO: Seeks maximum capital appreciation, primarily through investment in common stock of companies that demonstrate accelerating earnings momentum and consistently strong financial characteristics.

     SMALL COMPANY GROWTH PORTFOLIO: Seeks capital appreciation by investing primarily in common stocks of small companies with strong earnings growth and potential for significant capital appreciation.

     SMALL COMPANY VALUE PORTFOLIO: Seeks capital appreciation through investment in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.

     INTERNATIONAL GROWTH PORTFOLIO: Seeks capital appreciation, primarily through a diversified portfolio of non-United States equity securities.

     GLOBAL FINANCIAL SERVICES PORTFOLIO: Seeks capital appreciation, primarily through investment in common stock of domestic and foreign financial services companies.

     HIGH-YIELD BOND PORTFOLIO: Seeks maximum current income, primarily from debt securities that are rated Ba or lower by Moody's Investor Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Corporation ("S&P").

     MANAGED PORTFOLIO: Seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Portfolio Manager's assessments of relative investment values.

     The Fund currently sells Shares to variable accounts of life insurance company affiliates of The Mutual Life Insurance Company of New York ("MONY") and a life insurance company affiliate of MONY that were established to fund certain Flexible Payment Variable Annuity and Life Insurance contracts (the "Contracts"). These variable accounts (the "Variable Accounts") invest in Shares of the Fund in accordance with allocation instructions received from holders of the Contracts (the "Contractholders"). Allocation rights are further described in the attached prospectus for the Contracts. The Variable Accounts will redeem Shares to the extent necessary to provide benefits under the Contracts. In the future, Shares may be sold to certain other variable accounts and affiliated entities of MONY. It is possible, although not presently anticipated, that a material conflict could arise between and among the various variable accounts which invest in the Fund. Such conflict could cause the liquidation of assets of one or more of the Portfolios to raise cash at times not otherwise deemed advantageous by the Adviser or the Portfolio Managers. See "Management of the Fund."

     This Prospectus explains concisely what you should know about the Fund before you invest. Offers of sales of shares of the Fund must be accompanied by a current prospectus for one of the Contracts. Please read the Fund's Prospectus and the Prospectus for the contracts and keep them for future reference. You can find more detailed information about the Portfolios in a Statement of Additional Information ("SAI"), dated November 1, 1998, which has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated by reference into this Prospectus (which means that it is legally part of the Prospectus). You can obtain a free copy of the SAI by writing to MONY, Mail Drop 9-34, 1740 Broadway, New York, NY 10019 or by calling (800) 487-6669. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the Portfolios.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       ENTERPRISE CAPITAL MANAGEMENT, INC.
                               INVESTMENT ADVISER

                        PROSPECTUS DATED NOVEMBER 1, 1998

     THE HIGH-YIELD BOND PORTFOLIO INVESTS SIGNIFICANTLY IN LOWER-RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." BONDS OF THIS TYPE ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL AND HAVE SPECIAL RISKS. THEY MAY NOT BE SUITABLE FOR ALL INVESTORS. PLEASE READ THE RISK INFORMATION CAREFULLY.


                                TABLE OF CONTENTS

                                                                                                 PAGE
                                                                                                 ----
PROSPECTUS SUMMARY...............................................................................  5
FINANCIAL HIGHLIGHTS.............................................................................  6
            Equity Portfolio.....................................................................  7
            Small Company Value Portfolio........................................................  8
            Managed Portfolio....................................................................  9
            International Growth Portfolio....................................................... 10
            High-Yield Bond Portfolio............................................................ 11
INVESTMENT OBJECTIVES AND POLICIES............................................................... 12
ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES..................................... 16
INVESTMENT SECURITIES, TECHNIQUES AND ASSOCIATED RISKS........................................... 16
MANAGEMENT OF THE FUND........................................................................... 23
DETERMINATION OF NET ASSET VALUE................................................................. 26
PURCHASE OF SHARES............................................................................... 26
REDEMPTION OF SHARES............................................................................. 26
STATE LAW RESTRICTIONS........................................................................... 27
DIVIDENDS, DISTRIBUTIONS AND TAXES............................................................... 27
BROKERAGE TRANSACTIONS........................................................................... 28
CALCULATION OF PERFORMANCE....................................................................... 28
ADDITIONAL INFORMATION........................................................................... 28
APPENDIX......................................................................................... 30

PROSPECTUS SUMMARY

     The investment objective of each of the Portfolios is set forth on the cover page of this Prospectus. These objectives are described in more detail under the heading "Investment Objectives and Policies." Although each Portfolio will be actively managed by experienced professionals, there can be no assurance that the objectives will be achieved.

     The risk characteristics of each Portfolio are different. In general, investors should consider the following risks: An investment in any of the Portfolios carries the risk that the net asset value of the Portfolio shares will fluctuate in response to market conditions. An investment in the High-Yield Bond Portfolio carries an increased risk that issuers of securities in which the High-Yield Bond Portfolio invests may default in the payment of principal and interest. In addition, the non-investment grade securities in which the High-Yield Bond Portfolio invests may be subject to increased risks relating to market price, relative liquidity and sensitivity to interest rate and economic changes as compared to investment grade securities. The Small Company Value Portfolio and the Small Company Growth Portfolio carry the risk that smaller capitalization companies may experience higher growth rates and higher failure rates than do larger companies. The limited volume and frequency of trading of small capitalization companies may subject their stocks to greater price deviations than stocks of larger companies. The International Growth Portfolio and the Global Financial Services Portfolio carry additional risks associated with possibly less stable foreign securities and currencies. See "Certain Investment Techniques and Associated Risks."

                               INVESTMENT ADVISER

     Enterprise Capital Management, Inc. ("the Adviser") is the investment adviser of each of the Portfolios. The Adviser serves also as investment adviser to The Enterprise Group of Funds, Inc., a registered investment company consisting of approximately $2.5 billion of assets under management as of June 30, 1998. Performance of similar Portfolios of The Enterprise Group of Funds, Inc. may differ from those of the Fund due to a number of factors including size of the Portfolios, investment cash flows and redemptions. The Adviser is a subsidiary of MONY, which has approximately $16.6 billion total assets under management as of June 30, 1998.

                                 MANAGEMENT FEE

     The Adviser receives a monthly fee and pays a portion of such fee to the respective Portfolio Manager for each Portfolio at varying annual percentage rates of average daily net assets, as follows:


      PORTFOLIO                                                   ADVISER'S FEE         PORTFOLIO MANAGER'S FEES
      ---------                                              -----------------------   ---------------------------
      Growth...........................................      .75%                      .30% up to $1 billion
      Montag & Caldwell, Inc.                                                          .20% over $1 billion

      Growth and Income................................      .75%                      .30% up to $100 million
      Retirement System Investors, Inc.                                                .25%  $100 - 200 million
                                                                                       .20% thereafter

      Equity...........................................      .80% up to $400 million   .40% up to $1 billion
      OpCap Advisors                                         .75% $400-800 million     .30% over $1 billion
                                                             .70%  over $800 million

      Equity Income....................................      .75%                      .30% up to $100 million
      1740 Advisers, Inc.                                                              .25% $100-200 million
                                                                                       .20% thereafter

      Capital Appreciation.............................      .75%                      .50% up to $100 million
      Provident Investment Counsel, Inc.                                               .45% $100-$200 million
                                                                                       .35% $200-300 million
                                                                                       .30% thereafter

      Small Company Growth.............................     1.00%                      .65% up to $50 million
      William D. Witter                                                                .55% $50-100 million
                                                                                       .45% thereafter

      Small Company Value..............................      .80% up to $400 million   .40% up to $1 billion
      Gabelli Asset Management, Inc.                         .75% $400-800 million     .30% over $1 billion
                                                             .70% over $800 million

      International Growth.............................      .85%                      .45%  up to $100 million
      Brinson Partners, Inc.                                                           .35%  $100 - 200 million
                                                                                       .325% $200-500 million
                                                                                       .25% thereafter

      Global Financial Services........................      .85%                      .50% up to $100 million
      Sanford C. Bernstein & Co., Inc.                                                 .40% $100 - 300 million
                                                                                       .30% thereafter

      High-Yield Bond..................................      .60%                      .30%  up to $100 million
      Caywood-Scholl Capital Management                                                .25%  over $100 million

      Managed..........................................      .80% up to $400 million   .40% up to $1 billion
      OpCap Advisors                                         .75% $400-800 million     .30% $1-2 billion
                                                             .70% over $800 million    .25% over $2 billion

                       PURCHASES AND REDEMPTION OF SHARES

     Currently, shares of the Fund are sold at their net asset value per share, without sales charge, for allocation to the Variable Accounts as the underlying investment for the Contracts. Accordingly, the interest of the Contractholder with respect to the Fund is subject to the terms of the Contract as described in the accompanying prospectus for the Contract, which should be reviewed carefully by a person considering the purchase of a Contract. That prospectus describes the relationship between increases or decreases in the net asset value of Fund shares and any distributions on such shares, and the benefits provided under a Contract. The rights of the Variable Accounts as shareholders of the Fund should be distinguished from the rights of a Contractholder which are described in the Contract. As long as shares of the Fund are sold for allocation to the Variable Accounts, the terms "shareholder" or "shareholders" in this Prospectus shall refer to the Variable Accounts. Shares are redeemed at their respective net asset values as next determined after receipt of proper notice of redemption.

     The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus, the Statement of Additional Information, and the accompanying Prospectus for the Contract.

                              FINANCIAL HIGHLIGHTS

     The following financial highlights have been audited by PricewaterhouseCoopers LLP, independent auditors. The financial highlights are derived from the Fund's financial statements. The Fund's financial statements and the independent auditor's report thereon are incorporated by reference into the Statement of Additional Information and may be obtained without charge by writing to MONY, Mail Drop 9-34, 1740 Broadway, New York, NY 10019 or by calling
(800) 487-6669. No financial highlights are presented for the Growth, Growth and Income, Equity Income, Capital Appreciation, Small Company Growth, and Global Financial Services Portfolios because they had not commenced operations as of the date of this Prospectus.

                          ENTERPRISE ACCUMULATION TRUST
                                EQUITY PORTFOLIO

                              FINANCIAL HIGHLIGHTS
            FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                (Unaudited)
                                Six Months                                                YEAR
                                  Ended                                                   ENDED
                                 June 30,                                               DECEMBER 31,
                                ---------------------------------------------------------------------------------------------------
                                     1998           1997            1996         1995         1994            1993          1992
                                -------------    -----------    ----------   -----------   ----------     ----------    -----------
Net asset value, beginning
  of period..................... $     35.09     $     28.86   $    23.35    $     18.14   $   17.95       $   17.23     $   15.24
                                     -------     -----------   ----------    -----------   ---------       ---------     ---------
Net investment income (loss)            0.27            0.30         0.37           0.33        0.28            0.18          0.17
Net realized and unrealized
  gains (losses) on
  investments...................        3.93            7.13          5.52          6.38        0.41            1.13          2.49
                                     -------     -----------   -----------   -----------   ---------       ---------     ---------
      Total from investment
      operations................        4.20            7.43          5.89          6.71        0.69            1.31          2.66
                                     -------     -----------   -----------   -----------   ---------       ---------     ---------
Dividends from net investment
  income........................        0.00            0.32          0.09          0.49        0.18            0.17          0.24
Distributions from net
  realized capital gains........        0.00            0.88          0.29          1.01        0.32            0.42          0.43
                                     -------     -----------   -----------   -----------   ---------       ---------     ---------
      Total distributions.......        0.00            1.20          0.38          1.50        0.50            0.59          0.67
                                     -------     -----------   -----------   -----------   ---------       ---------     ---------
Net asset value, end of
  period........................ $     39.29     $     35.09   $     28.86   $     23.35   $   18.14       $   17.95     $   17.23
                                     =======     ===========   ===========   ===========   =========       =========     =========
Total return....................       11.97%(B)       25.76%        25.22%        38.44%       3.87%           7.85%        17.90%
                                     -------     -----------   -----------   -----------   ---------       ---------     ---------
Net assets end of period (in
  thousands).................... $   621,545     $   517,803   $   314,907   $   167,963   $  88,583       $  66,172     $  33,581
                                     --------    -----------   -----------   -----------   ---------       ---------     ---------
Ratio of expenses to average
  net assets....................        0.83%(A)        0.84%         0.81%         0.69%       0.67%           0.72%         0.79%
                                     -------     -----------   -----------   -----------   ---------       ---------     ---------
Ratio of expenses to average
  net assets (excluding
  waivers)......................         .83%(A)        0.84%         0.81%         0.72%       0.69%           0.72%         0.79%
                                     -------     -----------   -----------   -----------   ---------       ---------     ---------
Ratio of net investment
  income (loss) to average
  net assets....................        1.62%(A)        1.42%         1.94%         1.94%       1.81%           1.47%         1.48%
                                     -------     -----------   -----------   -----------   ---------       ---------     ---------
Ratio of net investment
  income (loss) to average
  net assets (excluding
  waivers)......................        1.62%(A)        1.42%         1.94%         1.91%       1.79%           1.47%         1.48%
                                     -------     -----------   -----------   -----------   ---------       ---------     ---------
Portfolio turnover..............          32%(A)          17%           30%           29%         38%             15%           27%
                                     -------     -----------   -----------   -----------   ---------       ---------     ---------
Average commission per
  share(C)......................                 $    0.0577    $   0.0567
                                                 -----------   -----------
                                                               YEAR
                                                               ENDED
                                                             DECEMBER 31,                      PERIOD OF
                                          ----------------------------------------------     AUGUST 1, 1988
                                             1991            1990             1989          DECEMBER 31, 1988
                                          ----------      ----------      -----------       -----------------
Net asset value, beginning
  of period.....................          $   11.92       $   12.50        $  10.19             $  10.00
                                          ---------       ---------        --------             --------
Net investment income (loss)                   0.24            0.30            0.26                 0.00
Net realized and unrealized
  gains (losses) on
  investments...................               3.42           (0.58)           2.05                 0.19
                                          ---------       ---------         -------             --------
      Total from investment
      operations................               3.66           (0.28)           2.31                 0.19
                                          ---------       ---------         -------             --------
Dividends from net investment
  income........................               0.34            0.21            0.00                 0.00
Distributions from net
  realized capital gains........               0.00            0.09            0.00                 0.00
                                          ---------       ---------         -------             --------
      Total distributions.......               0.34            0.30            0.00                 0.00
                                          ---------       ---------         -------             --------
Net asset value, end of
  period........................          $   15.24       $   11.92         $ 12.50             $  10.19
                                          =========       =========         =======             ========
Total return....................              31.20%          (2.20)%         22.70%                1.90%(B)
                                          ---------       ---------         -------             --------
Net assets end of period (in
  thousands)....................          $  17,221       $  10,248         $ 5,997             $  1,059
                                          ---------       ---------         -------             --------
Ratio of expenses to average
  net assets....................               0.86%           0.92%           0.85%                0.85%(A)
                                          ---------       ---------         -------             --------
Ratio of expenses to average
  net assets (excluding
  waivers)......................               0.86%           0.99%           1.54%                6.79%(A)
                                          ---------       ---------         -------             --------
Ratio of net investment
  income (loss) to average
  net assets....................               2.09%           3.45%           3.93%                0.10%(A)
                                          ---------       ---------         -------             --------
Ratio of net investment
  income (loss) to average
  net assets (excluding
  waivers)......................               2.09%           3.38%           3.24%               (5.84)%(A)
                                          ---------       ---------         -------             --------
Portfolio turnover..............                 41%             49%             28%                   0%
                                          ---------       ---------         -------             --------
Average commission per
  share(C)......................

-----------------
(A)    Annualized
(B)    Not annualized
(C) Disclosure is not applicable to periods prior to 1996. Represents average commission rate per share charged to the Portfolio on purchases and sales of equity investments on which commissions were charged during the period.

                          ENTERPRISE ACCUMULATION TRUST
                          SMALL COMPANY VALUE PORTFOLIO

                              FINANCIAL HIGHLIGHTS
            FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED


                                   (Unaudited)                                    YEAR ENDED DECEMBER 31,
                                 Six Months Ended      ----------------------------------------------------------------------------
                                   June 30, 1998           1997          1996         1995          1994          1993       1992
                                 ----------------      --------      --------     --------      --------      --------     --------
Net asset value, beginning of
  period........................     $ 26.70           $  20.22      $  18.48      $ 17.56       $ 18.62      $  16.72      $ 15.11
                                    --------
Net investment income (loss)            0.03               0.05          0.25         0.32          0.19          0.10         0.09
Net realized and unrealized
  gains (losses) on
  investments...................        3.83               8.91          1.82         1.75         (0.16)         2.98         3.05
                                     -------           --------      --------      -------      --------    ----------      -------
     Total from investment
     operations.................        3.86               8.96          2.07         2.07          0.03          3.08         3.14
                                     -------           --------      --------      -------      --------    ----------      -------
Dividends from net investment
  income........................          --               0.15          0.12         0.40          0.10          0.10         0.10
Distributions from net
  realized capital gains........          --               2.33          0.21         0.75          0.99          1.08         1.43
                                     -------           --------      --------      -------      --------    ----------      -------
    Total distributions.........          --               2.48          0.33         1.15          1.09          1.18         1.53
                                     -------           --------      --------      -------      --------    ----------      -------
Net asset value, end of
  period........................     $ 30.56           $  26.70      $  20.22      $ 18.48      $  17.56    $    18.62      $ 16.72
                                     =======           ========      ========      =======      ========    ==========      =======
Total return....................       14.46%(B)          44.32%        11.21%       12.28%         0.02%        19.51%       21.50%
                                     -------           --------      --------      -------      --------    ----------      -------
Net assets end of period (in
  thousands)....................    $458,148           $365,266        $2,704      $66,061       $ 4,880    $  105,635      $31,211
                                    --------           --------        ------      -------       -------    ----------      -------
Ratio of expenses to average
  net assets....................        0.85%(A)           0.86%         0.84%        0.69%         0.66%         0.74%        0.86%
                                     -------           --------      --------      -------      --------    ----------      -------
Ratio of expenses to average
  net assets (excluding
  waivers)......................        0.85%(A)           0.86%         0.84%        0.72%         0.67%         0.74%        0.86%
                                     -------           --------      --------      -------      --------    ----------      -------
Ratio of net investment
  income (loss) to average
  net assets....................        0.28%(A)           0.21%         1.35%        1.86%         1.30%         1.06%        1.05%
                                     -------           --------      --------      -------      --------    ----------      -------
Ratio of net investment
 income (loss) to average
 net assets (excluding
 waivers).......................        0.28%(A)           0.21%         1.35%        1.83%         1.29%         1.06%        1.05%
                                     -------           --------      --------      -------      --------    ----------      -------
Portfolio turnover..............        0.36%(A)             58%          137%          70%           58%           70%         105%
                                     -------           --------      --------      -------      --------    ----------      -------
Average commission per
  share(C)......................                       $ 0.0456      $ 0.0480
                                                       --------      --------
                                                      YEAR ENDED DECEMBER 31,                 PERIOD OF
                                        -------------------------------------------------  AUGUST 1, 1988 -
                                            1991            1990            1989           DECEMBER 31, 1988
                                        ------------    ------------   --------------      -----------------
Net asset value, beginning of
  period........................         $  10.46         $  12.06       $    10.19            $  10.00

Net investment income (loss)                 0.09             0.31             0.17                0.00
Net realized and unrealized
  gains (losses) on
  investments...................             4.86             (1.47)           1.70                0.19
                                          -------          --------         -------            --------
     Total from investment
     operations.................             4.95             (1.16)           1.87                0.19
                                          -------          --------         -------            --------
Dividends from net investment
  income........................             0.30             0.15             0.00                0.00
Distributions from net
  realized capital gains........             0.00             0.29             0.00                0.00
                                          -------          -------          -------            --------
    Total distributions.........             0.30             0.44             0.00                0.00
                                          -------          -------          -------            --------
Net asset value, end of
  period........................          $ 15.11         $  10.46         $  12.06            $  10.19
                                          =======         ========         ========            ========
Total return....................            48.10%           (9.80)%          18.40%               1.90%(B)
                                          -------         --------         --------            --------
Net assets end of period (in
  thousands)....................          $ 9,777         $  2,744         $  2,302            $    571
                                          -------         --------         --------            --------
Ratio of expenses to average
  net assets....................             1.00%            1.02%            0.95%               0.95%(A)
                                          -------         --------         --------            --------
Ratio of expenses to average
  net assets (excluding
  waivers)......................             1.19%            1.62%            2.38%               9.22%(A)
                                          -------         --------         --------            --------
Ratio of net investment
  income (loss) to average
  net assets....................             1.41%            3.32%            2.48%               0.23%(A)
                                          -------         --------         --------            --------
Ratio of net investment
 income (loss) to average
 net assets (excluding
 waivers).......................             1.22%            2.38%            1.05%              (8.04)%(A)
                                          -------         --------         --------            --------
Portfolio turnover..............              120%              44%              58%                  0%
                                          -------         --------         --------            --------
Average commission per
  share(C)......................

-----------------

(A)    Annualized
(B)    Not annualized
(C) Disclosure is not applicable to periods prior to 1996. Represents average commission rate per share charged to the Portfolio on purchases and sales of equity investments on which commissions were charged during the period.

                          ENTERPRISE ACCUMULATION TRUST
                                MANAGED PORTFOLIO

                              FINANCIAL HIGHLIGHTS
            FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED


                                 (Unaudited)                                   YEAR ENDED DECEMBER 31,
                              Six Months Ended    --------------------------------------------------------------------------
                                June 30, 1998       1997            1996          1995            1994          1993
                                -------------     --------------  ----------------------------  ----------------------------
Net asset value, beginning
  of period..................   $      40.78      $      34.31    $      28.06  $      20.82      $    21.35    $    20.11
                                ------------      ------------    ------------  ------------      ----------    ----------
Net investment income (loss).           0.43              0.35            0.59          0.40            0.40          0.46
Net realized and unrealized
  gains (losses) on
  investments................           4.45              8.06            5.99          8.97           0.15           1.55
                                ------------      ------------    ------------  ------------     ----------     ----------
       Total from investment
       operations............           4.88              8.41            6.58          9.37           0.55           2.01
                                ------------      ------------    ------------  ------------     ----------     ----------
Dividends from net
  investment income..........             --              0.55            0.06          0.75           0.46           0.24
Distributions from net
  realized capital gains.....             --              1.39            0.27          1.38           0.62           0.53
                                ------------      ------------    ------------  ------------     ----------     ----------
      Total distributions....             --              1.94            0.33          2.13           1.08           0.77
                                ------------      ------------    ------------  ------------     ----------     ----------
Net asset value, end of
  period.....................   $      45.66      $      40.78    $      34.31  $      28.06     $    20.82     $    21.35
                                ============      ============    ============  ============     ==========     ==========

Total return.................          11.97%(B)         24.50%          23.47%        46.89%          2.57%         10.39%
                                ------------      ------------    ------------  ------------     ----------     ----------
Net assets end of period
  (in thousands).............   $  3,048,563      $  2,672,932    $  1,935,343  $  1,264,718     $  689,252     $  525,163
                                ------------      ------------    ------------  ------------     ----------     ----------

Ratio of expenses to
  average net assets.........           0.76%(A)          0.76%           0.74%         0.67%          0.64%          0.66%
                                ------------      ------------    ------------  ------------     ----------     ----------
Ratio of expenses to average
  net assets (excluding
  waivers)...................           0.76%(A)          0.76%           0.74%         0.67%          0.64%          0.66%
                                ------------      ------------    ------------  ------------     ----------     ----------
Ratio of net investment
  income (loss) to average
  net assets.................           2.00%(A)          1.14%           2.16%         1.80%          2.23%          3.21%
                                ------------      ------------    ------------  ------------     ----------     ----------
Ratio of net investment income
  (loss) to average net assets
  (excluding waivers)........           2.00%(A)          1.14%           2.16%         1.80%          2.23%          3.21%
                                ------------      ------------    ------------  ------------     ----------     ----------
Portfolio turnover...........             48%(A)            32%             29%           31%            33%            21%
                                ------------      ------------    ------------  ------------     ----------     ----------
Average commission per
  share(C)...................                     $     0.0574    $     0.0531
                                                  ------------    ------------




                                                                                     YEAR             PERIOD OF
                                                                                     ENDED         AUGUST 1, 1998 -
                                   ------------------------------------------     DECEMBER 31,       DECEMBER 31,
                                        1992          1991           1990            1989               1988
                                   -------------  ------------   ------------    -----------       --------------
Net asset value, beginning
  of period..................       $    17.56    $      12.43   $     13.80      $   10.44          $   10.00
                                    ----------    ------------   -----------      ---------          ---------
Net investment income (loss).             0.25            0.29          0.31           0.34               0.05
Net realized and unrealized
  gains (losses) on
  investments................             2.95            5.31         (0.81)          3.06               0.39
                                     ---------     -----------   -----------      ---------          ---------
       Total from investment
       operations............             3.20            5.60         (0.50)          3.40               0.44
                                     ---------     -----------   -----------      ---------          ---------
Dividends from net
  investment income..........             0.27            0.39          0.28           0.03               0.00
Distributions from net
  realized capital gains.....             0.38            0.08          0.59           0.01               0.00
                                    ----------    ------------   ------------     ---------          ---------
      Total distributions....             0.65            0.47          0.87           0.04               0.00
                                    ----------    ------------   ------------     ---------          ---------
Net asset value, end of
  period.....................       $    20.11    $      17.56   $     12.43      $   13.80          $   10.44
                                    ==========    ============   ============     =========          =========

Total return.................            18.60%          46.00%        (3.60)%        32.60%              4.40%(B)
                                    ----------    ------------   -----------      ---------          ---------
Net assets end of period
  (in thousands).............       $  236,175    $     98,468   $    45,955      $  22,459          $   3,238
                                    ----------    ------------   -----------      ---------          ---------

Ratio of expenses to
  average net assets.........             0.69%           0.73%         0.80%          0.85%              0.85%(A)
                                    ----------    ------------   -----------      ---------          ---------
Ratio of expenses to average
  net assets (excluding
  waivers)...................             0.69%           0.73%         0.80%          1.05%              3.37%(A)
                                    ----------    ------------   -----------      ---------          ---------
Ratio of net investment
  income (loss) to average
  net assets.................             2.06%           2.42%         3.79%          5.10%              3.88%(A)
                                    ----------    ------------   -----------      ---------          ---------
Ratio of net investment income
  (loss) to average net assets
  (excluding waivers)........             2.06%           2.42%         3.79%          4.09%              1.36%(A)
                                    ----------    ------------   -----------      ---------          ---------
Portfolio turnover...........               23%             57%          112%           196%                38%
                                    ----------    ------------   -----------      ---------          ---------
Average commission per
  share(C)...................


-----------------
(A)    Annualized
(B)    Not annualized
(C) Disclosure is not applicable to periods prior to 1996. Represents average commission rate per share charged to the Portfolio on purchases and sales of equity investments on which commissions were charged during the period.

                          ENTERPRISE ACCUMULATION TRUST
                         INTERNATIONAL GROWTH PORTFOLIO

                              FINANCIAL HIGHLIGHTS
            FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED



                                       (Unaudited)
                                     Six Months Ended                    YEAR ENDED DECEMBER 31,                     PERIOD OF
                                     ----------------     -------------------------------------------------      NOVEMBER 18, 1994-
                                      June 30, 1998             1997              1996              1995         DECEMBER 31, 1994
                                      -------------       -------------------------------------------------    --------------------
Net asset value, beginning of period      $  6.18            $    6.05         $    5.39         $    4.96           $   5.00
                                          -------            ---------         ---------         ---------           --------
Net investment income (loss)............     0.06                 0.06              0.05              0.04               0.00
Net realized and unrealized gains
 (losses) on investments................     0.77                 0.26              0.63              0.67              (0.04)
                                          -------            ---------         ---------         ---------           --------
     Total from investment
      operations........................     0.83                 0.32              0.68              0.71              (0.04)
                                          -------            ---------         ---------         ---------           --------
Dividends from net investment income         0.00                 0.04              0.00              0.04               0.00
Distributions from net realized
capital gains...........................     0.00                 0.15              0.02              0.24               0.00
                                          -------            ---------         ---------         ---------           --------
     Total distributions................     0.00                 0.19              0.02              0.28               0.00
                                          -------            ---------         ---------         ---------           --------
Net asset value, end of period..........  $  7.01            $    6.18         $    6.05         $    5.39           $   4.96
                                          =======            =========         =========         =========           ========
Total return............................    13.43%(B)             5.26%            12.65%            14.64%             (0.80)%(B)
                                          -------            ---------         ---------         ---------           --------
Net assets end of period (in
 thousands).............................  $91.410            $  78,148         $  52,768         $  18,598           $  3,247
                                          -------            ---------         ---------         ---------           --------
Ratio of expenses to average net
 assets.................................     1.20%(A)             1.19%             1.38%             1.55%              1.55%(A)
                                          -------            ---------         ---------         ---------           --------
Ratio of expenses to average net
 assets (excluding waivers).............     1.20%(A)             1.19%             1.38%             2.21%              8.85%(A)
                                          -------            ---------         ---------         ---------           --------
Ratio of net investment income
 (loss) to average net assets...........     1.77%(A)             1.34%             1.32%             1.17%              0.80%(A)
                                          -------            ---------         ---------         ---------           --------
Ratio of net investment income
 (loss) to average net assets
 (excluding waivers)....................     1.77%(A)             1.34%             1.32%             0.51%             (6.34)%(A)
                                          -------            ---------         ---------         ---------           --------
Portfolio turnover......................       37%(A)               28%               21%               27%               0.0%
                                          -------            ---------         ---------         ---------           --------
Average commission per share(C).........                     $  0.0257         $  0.0224
                                                             ---------         ---------

-----------------
(A)    Annualized
(B)    Not annualized
(C) Disclosure is not applicable to periods prior to 1996. Represents average commission rate per share charged to the Portfolio on purchases and sales of equity investments on which commissions were charged during the period.

                          ENTERPRISE ACCUMULATION TRUST
                            HIGH-YIELD BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS
            FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED




                                                      (UNAUDITED)              YEARS ENDED DECEMBER 31,            PERIOD OF
                                                    SIX MONTHS ENDED       --------------------------------    NOVEMBER 18, 1994-
                                                     JUNE 30, 1998           1997        1996       1995       DECEMBER 31, 1994
                                                    ----------------       --------    --------    --------    -----------------
Net asset value, beginning of period ...........      $   5.71             $   5.51    $   5.31    $   4.98        $  5.00
                                                      --------             --------    --------    --------        -------
Net investment income (loss) ...................          0.22                 0.51        0.45        0.45           0.04
Net realized and unrealized gains
(losses) on investments ........................          0.05                 0.20        0.21        0.35          (0.01)
                                                      --------             --------    --------    --------        -------
     Total from investment operations ..........          0.27                 0.71        0.66        0.80           0.03
                                                      --------             --------    --------    --------        -------

Dividends from net investment income ...........          0.22                 0.51        0.45        0.45           0.05
Distributions from net realized capital
 gains .........................................            --                   --        0.01        0.02             --
                                                      --------             --------    --------    --------        -------
          Total distributions ..................          0.22                 0.51        0.46        0.47           0.05
                                                      --------             --------    --------    --------        -------
Net asset value, end of period .................      $   5.76             $   5.71    $   5.51    $   5.31        $   4.98
                                                      ========             ========    ========    ========        =======
Total return ...................................          4.78%(B)            13.38%      12.93%      16.59%          0.50%(B)
                                                      --------             --------    --------    --------        -------
Net assets end of period (in thousands) ........      $ 89,798             $ 68,364    $ 34,411    $ 15,223        $ 1,421
                                                      --------             --------    --------    --------        -------
Ratio of expenses to average net assets ........          0.72%(A)             0.77%       0.85%       0.85%          0.85%(A)
                                                      --------             --------    --------    --------        -------
Ratio of expenses to average net assets
 (excluding waivers) ...........................          0.72%(A)             0.77%       0.94%       1.59%          7.80%(A)
                                                      --------             --------    --------    --------       --------
Ratio of net investment income (loss)
 to average net assets .........................          7.70%(A)             8.47%       8.57%       8.51%          7.84%(A)
                                                      --------             --------    --------    --------       --------
Ratio of net investment income (loss)
 to average net assets (excluding
 waivers) ......................................          7.70%(A)             8.47%       8.48%       7.77%          0.80%(A)
                                                      --------             --------    --------    --------       --------
Portfolio turnover .............................           135%(B)              175%        175%        115%             0%
                                                      --------             --------    --------    --------       --------

-----------------
(A)      Annualized
(B)      Not annualized
(C) Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the Portfolio on purchases and sales of equity investments on which commissions were charged during the period.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of each Portfolio of the Fund are described below. Investment objectives of each Portfolio are fundamental policies which cannot be changed for any Portfolio without a majority vote of the shareholders of that Portfolio. Investment policies are not fundamental and may be adjusted at any time by the Portfolio Managers, subject to the oversight of the Adviser, usually in response to their perception of developments in the securities markets. The extent to which a Portfolio will be able to achieve its distinct investment objectives depends upon each Portfolio Manager's ability to evaluate and develop the information it receives into a successful investment program. Although each Portfolio will be managed by experienced professionals, there can be no assurance that any Portfolio will achieve its investment objectives. The values of the securities held in each Portfolio will fluctuate and the net asset value per share at the time shares are redeemed may be more or less than the net asset value per share at the time of purchase. Investors should also refer to "Investment Techniques" for additional information concerning the investment techniques employed for some or all of the Portfolios.

GROWTH PORTFOLIO

     The objective of the Growth Portfolio is appreciation of capital primarily through investments in common stocks. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in common stocks. The Portfolio's common stock selection emphasizes those companies having growth characteristics, but the Portfolio's investment policy recognizes that securities of other companies may be attractive for capital appreciation purposes by virtue of special developments or depression in price believed to be temporary. The potential for appreciation of capital is the basis for investment decisions; any income is incidental.

GROWTH AND INCOME PORTFOLIO

     The objective of the Growth and Income Portfolio is to achieve a total return in excess of the total return of the Lipper Growth and Income Mutual Funds Average, measured over a period of three to five years, by investing primarily in a broadly diversified group of large capitalization companies. The Portfolio seeks this objective primarily through capital appreciation with income as a secondary consideration. The Portfolio will invest in securities of companies which the Portfolio Manager believes to be financially sound and will consider such factors as the sales, growth and profitability prospects for the economic sector and markets in which the company operates and for the services or products it provides; the financial condition of the company; its ability to meet its liabilities and to provide income in the form of dividends; the prevailing price of the security; how that price compares to historical price levels of the security, to current price levels in the general market, and to the prices of competing companies; projected earnings estimates and earnings growth rate of the company, and the relation of those figures to the current price.

     In general, the Portfolio will invest in stocks of companies with market capitalizations in excess of $750 million. Although there is no assurance that the Portfolio will meet its objective, the securities held in the Growth and Income Portfolio will generally reflect the price volatility of the broad equity market (i.e., the Standard & Poor's 500 Index).

EQUITY PORTFOLIO

     The investment objective of the Equity Portfolio is long term capital appreciation through investment in securities (primarily equity securities) of companies that are believed by the Portfolio Manager to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings. It is the Portfolio Manager's intention to invest in securities of companies which, in the Portfolio Manager's opinion, possess one or more of the following characteristics: undervalued assets, valuable consumer or commercial franchises, securities valuation below peer companies, substantial and growing cash flow and/or a favorable price to book value relationship. Investment policies aimed at achieving the Portfolio's objective are set in a flexible framework of securities selection which primarily includes equity securities, such as common stocks, preferred stocks, convertible securities, rights and warrants in proportions which vary from time-to-time. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in equity securities. The Portfolio will invest primarily in stocks listed on the New York Stock Exchange. In addition, it may also purchase securities listed on other domestic securities exchanges, securities traded in the domestic over-the-counter market and foreign securities provided that they are listed on a domestic or foreign securities exchange or represented ADRs listed on a domestic securities exchange or traded in the United States over-the-counter market.

EQUITY INCOME PORTFOLIO

     The objective of the Equity Income Portfolio is a combination of growth and income to achieve an above-average and consistent total return, primarily from investments in dividend-paying common stocks. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in dividend-paying common stocks.

     The Portfolio's principal criterion in stock selection is above-average yield, and it uses this criterion as a discipline to enhance stability and reduce market risk. Subject to this primary criterion, the Portfolio invests in stocks that have relatively low price to earnings ratios or relatively low price to book value ratios.

CAPITAL APPRECIATION PORTFOLIO

     The objective of the Capital Appreciation Portfolio is maximum capital appreciation, primarily through investments in common stocks of companies that demonstrate accelerating earnings momentum and consistently strong financial characteristics. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in common stocks.

     The Portfolio invests primarily in common stocks of companies which meet the Portfolio Manager's criteria of: (a) steadily increasing earnings; and (b) a three-year average performance record of sales, earnings, dividend growth, pretax margins, return on equity and reinvestment rate at an aggregate average of 1.5 times the average performance of the Standard & Poor's 500 common stocks ("S&P 500") for the same period. The Portfolio attempts to invest in a range of small, medium and large companies designed to achieve an average capitalization of the companies in which it invests that is less than the average capitalization of the S&P 500. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.

SMALL COMPANY GROWTH PORTFOLIO

     The Small Company Growth Portfolio seeks capital appreciation by investing primarily in common stocks of small companies with strong earnings growth and potential for significant capital appreciation. Under normal market conditions, the Portfolio will have at least 65% of its total assets in small capitalization stocks (market capitalization of up to $1 billion) and generally that percentage will be considerably higher. The Portfolio reserves the right to have some of its assets in the equities of companies with over $1 billion in market capitalization. These holdings may be equities that have appreciated since original purchase or equities of companies with a market capitalization in excess of $1 billion at the time of purchase. The Portfolio will normally be as fully invested as practicable in common stocks, but also may invest up to 5% of its assets in warrants and rights to purchase common stocks.

     In pursuing its objective, the Portfolio Manager will seek out the stocks of small companies that are expected to have above average growth in earnings and are reasonably valued. The Portfolio Manager uses a disciplined approach in evaluating growth companies. It relates the expected growth rate in earnings to the price-earnings ratio of the stock. Generally, the Portfolio Manager will not buy a stock if the price-earnings ratio exceeds the growth rate. By using this valuation parameter, the Portfolio Manager believes it moderates some of the inherent volatility in small-capitalization sector of the market. Securities will be sold when the Portfolio Manager believes the stock price exceeds the valuation criteria, or when the stock appreciates to a point where it is substantially overweighted in the portfolio, or when the company no longer meets expectations. The Portfolio Manager's goal is to hold a stock for a minimum of one year but this may not always be feasible and there may be times when short-term gains or losses will be realized.

SMALL COMPANY VALUE PORTFOLIO

     The investment objective of the Small Company Value Portfolio is to seek capital appreciation through investments in a diversified portfolio consisting primarily of equity securities of companies with market capitalizations of under $1 billion. Smaller-capitalization companies are often under-priced for the following reasons: (i) institutional investors, which currently represent a majority of the trading volume in the shares of publicly-traded companies, are often less interested in such companies because in order to acquire an equity position that is large enough to be meaningful to an institutional investor, such an investor may be required to buy a large percentage of the company's outstanding equity securities and (ii) such companies may not be regularly researched by stock analysts, thereby resulting in greater discrepancies in valuation. The Portfolio may also purchase securities in initial public offerings, or shortly after such offerings have been completed, when the Portfolio Manager believes that such securities have greater-than-average market appreciation potential. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in equity securities of companies with market capitalizations of under $1 billion. The majority of securities purchased by the Portfolio will be traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, and will also include options, warrants, bonds, notes and debentures which are convertible into or exchangeable for, or which grant a right to purchase or sell, such securities. In addition, the Portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American Depository Receipts listed on a domestic securities exchange or traded in the United States over-the-counter market.

     In pursuing its objective, the Portfolio's strategy will be to invest in stocks of companies with value that may not be fully reflected by current stock price. Since small companies tend to be less actively followed by stock analysts, the market may overlook favorable trends and then adjust its valuation more quickly once investor interest is surfaced. The Portfolio Manager seeks out companies in the public market that are selling at a discount to their private market value (PMV) measured using proprietary research techniques in areas of core competencies. The Portfolio Manager then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company. Small companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.

INTERNATIONAL GROWTH PORTFOLIO

     The International Growth Portfolio seeks capital appreciation, primarily through a diversified portfolio of non-United States equity securities. It is a fundamental policy of the Portfolio that it will invest at least 80% of the value of its total assets (except when maintaining a temporary defensive position) in equity securities of companies domiciled outside the United States. That portion of the Portfolio not invested in equity securities is, in normal circumstances, invested in U.S. and foreign government securities, high grade commercial paper, certificates of deposit, foreign currency, bankers acceptances, cash and cash equivalents, time deposits, repurchase agreements and similar money market instruments, both foreign and domestic. The Portfolio may invest in convertible debt securities of foreign issuers which are convertible into equity securities at such time as a market for equity securities is established in the country involved.

     The Portfolio Manager's investment perspective for the Portfolio is to invest in the equity securities of non-U.S. markets and companies which are believed to be undervalued based upon internal research and proprietary valuation systems. This international equity strategy reflects the Portfolio Manager's decisions concerning the relative attractiveness of asset classes, the individual international equity markets, industries across and within those markets, other common risk factors within those markets and individual international companies. The Portfolio Manager initially identifies those securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. The relative performance of foreign currencies is an important factor in the Portfolio's performance. The Portfolio Manager may manage the Portfolio's exposure to various currencies to take advantage of different yield, risk and return characteristics. The Portfolio Manager's proprietary valuation model determines which securities are potential candidates for inclusion in the Portfolio.

     The benchmark for the Portfolio is the Morgan Stanley Capital International Non-U.S. Equity (Free) Index (the "Benchmark"). The Benchmark is a market-driven broad-based index which includes non-U.S. equity markets in terms of capitalization and performance. The Benchmark is designed to provide a representative total return for all major stock exchanges located outside the U.S. From time-to-time, the Portfolio Manager may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market.

     As a general matter, the Portfolio Manager will purchase for the Portfolio only securities contained in the underlying index relevant to the Benchmark. The Portfolio Manager will attempt to enhance the long-term return and risk performance of the Portfolio relative to the Benchmark by deviating from the normal Benchmark mix of country allocation and currencies in reaction to discrepancies between current market prices and fundamental values. The active management process is intended to produce a superior performance relative to the Benchmark index.

     The Portfolio Manager will purchase securities of companies domiciled in a minimum of eight to 12 countries outside the United States.

GLOBAL FINANCIAL SERVICES PORTFOLIO

     The investment objective of the Global Financial Services Portfolio is capital appreciation. The Portfolio seeks to achieve its objective primarily through investment in the common and preferred stocks of domestic and foreign financial services companies. Under normal circumstances, at least 80% of the Portfolio's total assets will be invested in financial services companies.

     For Portfolio purposes, a financial services company is a firm that in its most recent fiscal year either (i) derived at least 50% of its revenues or earnings from financial services activities, or (ii) devoted at least 50% of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; credit card companies; government-sponsored financial enterprises; investment companies; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line property and casualty, and life insurance companies and insurance holding companies.

     The Portfolio will concentrate its investments in the financial services industry. This policy may not be changed without the approval of a majority of the Portfolio's shareholders. The Portfolio Manager seeks to maximize returns by combining fundamental and quantitative research to identify securities of financial expected returns. Its research analysts employ a long-term approach to forecasting the earnings and growth potential of companies and attempt to construct global portfolios that produce maximum returns at a given risk level.

HIGH-YIELD BOND PORTFOLIO

     The investment objective of the High-Yield Bond Portfolio is maximum current income, primarily from debt securities that are rated Ba or lower by Moody's or BB or lower by S&P. It is a fundamental policy of the Portfolio that under normal circumstances it will invest at least 80% of the value of its total assets in high-yielding, income-producing corporate bonds that are rated B3 or better by Moody's or B- or better by S&P or investment grade. The corporate bonds in which the Portfolio invests are high-yielding but normally carry a greater credit risk than bonds with higher ratings. In addition, such bonds may involve greater volatility of price than higher-rated bonds. For a discussion of High-Yield Securities and related risks, see "Investment Techniques and Associated Risks -- High-Yield Securities".

     The Portfolio's investments are selected by the Portfolio Manager after careful examination of the economic outlook to determine those industries that appear favorable for investments. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, bonds of issuers within those industries are selected based on their creditworthiness, their yields in relation to their credit and the relative strength of their common stock prices. Companies near or in bankruptcy are not considered for investment. The Portfolio does not purchase bonds which are rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Portfolio Manager have characteristics of such lower-grade bonds. Should an investment purchased with the above-described credit quality requisites be downgraded to Ca or lower or CC or lower, the Portfolio Manager shall have discretion to hold or liquidate the security.

     Subject to the restrictions described above, under normal circumstances, up to 20% of the Portfolio's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the Portfolio Manager have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government Securities and other income-producing cash equivalents. For a discussion on options and futures and their related risks, see "Investment Techniques and Associated Risks".

As of December 31, 1997, the High-Yield Bond Portfolio consisted of securities classified as follows:


                                                                               PERCENTAGE OF
                   RATINGS                                                   TOTAL INVESTMENTS
                   -------                                                   -----------------
                   AAA..........................................................     5.1%
                   BBB..........................................................     0.4%
                   BB...........................................................    18.8%
                   B............................................................    72.6%
                   Non-rated*...................................................     3.1%

----------

* Equivalent ratings for these securities would have been B.

MANAGED PORTFOLIO

     The investment objective of the Managed Portfolio is to achieve growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Portfolio Manager's assessments of the relative outlook for such investments. In seeking to achieve its investment objective, the types of equity securities in which the Portfolio may invest are likely to be the same as those in which the Equity Portfolio invests, although securities of the type in which the Small Company Value Portfolio and the Small Company Growth Portfolio invest may, to a lesser extent, be included. Debt securities are expected to be predominantly U.S. Government securities and investment grade intermediate to long- term corporate debt, although the Portfolio will also invest in high-quality short-term money market and cash equivalent securities and may invest almost all of its assets in such securities when the Portfolio Manager deems it advisable in order to preserve capital. In addition, the Portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by ADRs listed on a domestic securities exchange or traded in the United States over-the-counter market.

     The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon the Portfolio Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective.


          ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES


MANAGEMENT OF ASSETS

     The Portfolio Managers intend to manage each Portfolio's assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Portfolio's current income available for distribution to its shareholders. While none of the Portfolios is managed with the intent of generating short-term capital gains, each of the Portfolios may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Portfolio Manager, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities. Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or mark-down of the price.

     Each Portfolio will in the normal course have varying amounts of cash assets which have not yet been invested in accordance with its objectives. This cash will be temporarily invested by the Portfolio Manager in high quality short-term money market securities and cash equivalents.

     The portfolio turnover rates of the Portfolios cannot be accurately predicted. Nevertheless, the portfolio turnover rates for the Growth, Equity Income, Global Financial Services, Capital Appreciation, Small Company Growth and Growth and Income Portfolios are not expected to exceed 100%. A high turnover rate (100% or more) is likely to result in higher brokerage commissions and other transaction costs and may result in greater taxable capital gains. A 100% annual turnover rate would occur, for example, if all the securities in a Portfolio's investment portfolio were replaced once in a period of one year.

             INVESTMENT SECURITIES, TECHNIQUES AND ASSOCIATED RISKS

The investment techniques and securities described below are used for the Portfolios' investment programs:

SHORT-TERM INVESTMENTS

     Each Portfolio typically invests a part of its assets in various types of U.S. Government securities and high-quality, short-term debt securities with remaining maturities of one year or less ("money market instruments"). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each Portfolio may invest include government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements. The International Growth Portfolio and Global Financial Services Portfolio may invest in all of the above, both foreign and domestic, including foreign currency, foreign time deposits, and foreign bank acceptances.

TIME DEPOSITS

     The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 10% limit on illiquid investments set forth in the Prospectus.

VARIABLE RATE NOTES

     The commercial paper obligations which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Portfolio as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The Portfolios have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolios and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Portfolio Managers will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Portfolios will not invest more than 5% of their total assets in variable rate notes.

REPURCHASE AGREEMENTS

     Each Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio's holding period. A Portfolio will enter into repurchase agreements with member banks of the Federal Reserve System having total assets in excess of $500 million and with dealers registered with the Securities and Exchange Commission. Under each repurchase agreement the selling institution will be required to maintain as collateral securities whose market value is at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the selling institution, including costs of disposing of securities held as collateral and any loss resulting from delays or restrictions upon the Portfolio's ability to dispose of securities. Pursuant to guidelines established by the Fund's Board of Trustees, the Portfolio Manager considers the creditworthiness of those banks and non-bank dealers with which a Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of securities held as collateral to ensure that such value is maintained at the required level. A Portfolio will not enter into a repurchase agreement with a dealer if the agreement has a maturity beyond one business day.

LOANS OF PORTFOLIO SECURITIES

     Each Portfolio may lend its portfolio securities if such loans are secured continuously by collateral (cash, U.S. Government or agency obligations or letters of credit) maintained on a daily basis in an amount at least equal at all times to the market value of the securities loaned and if the Portfolio does not incur any fees (other than the transaction fees of its custodian bank) in connection with such loans. A Portfolio may call the loan at any time on five days' notice and reacquire the loaned securities. During the loan period, the Portfolio would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also have the right to receive the interest on investment of the cash collateral in short-term debt instruments. A portion of either or both kinds of such interest may be paid to the borrower of such securities. It is not intended that the value of the securities loaned, if any, would exceed 10% of the value of a Portfolio's total assets. Securities loans must also meet applicable tests under the Internal Revenue Code of 1986, as amended (the "Code"). A Portfolio could experience various costs or losses if a borrower defaults on its obligation to return the borrowed securities.

BORROWING

     As a fundamental policy, each Portfolio may borrow money, in an amount not exceeding 10% of the value of its total assets, as a temporary measure for extraordinary or emergency purposes.

FORWARD COMMITMENTS

     Securities may be purchased on a "when issued" or on a "forward delivery" basis, which means it may take as long as 120 days before such obligations are delivered to a Portfolio. The purpose of such investments is to attempt to obtain higher rates of return or lower purchase costs than would be available for securities purchased for immediate delivery. Securities purchased on a when issued or forward delivery basis involve a risk that the value of the security to be purchased may decline prior to the settlement date. In addition, if the dealer through which the trade is made fails to consummate the transaction, the Portfolio may lose an advantageous yield or price. The Portfolio does not accrue income prior to delivery of the securities in the case of forward commitment purchases.

ILLIQUID AND RESTRICTED SECURITIES

     No Portfolio will invest more than 10% of its net assets in illiquid or restricted securities. Illiquid securities include securities that lack readily available market quotations and securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. A restricted security is one that is subject to a contractual restriction on its resale or which cannot be sold publicly until registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities include securities that are eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. Rule 144A securities are not subject to the 10% limitation if they are determined to be liquid pursuant to guidelines established by the Board of Trustees. The marketability of certain Rule 144A securities held by a Portfolio could be adversely affected if qualified institutional buyers become uninterested in purchasing such securities.

REITS

Each Portfolio may invest up to 10% of its total assets in the securities of real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest in real estate and real estate-related loans. The value of a REIT's shares generally is affected by changes in the value of the underlying investments of the trust.

HEDGING TRANSACTIONS

     Except as otherwise indicated, the Portfolio Managers may engage in the following hedging transactions to seek to hedge all or a portion of a Portfolio's assets against market value changes resulting from changes in equity values, interest rates and currency fluctuations utilizing covered options, futures and forwards. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment.

     Futures Contracts and Options on Future Contracts. To the extent permitted by Arizona and New York law, each Portfolio may engage in futures contracts or options on futures contracts for bona fide hedging or other purposes. When a Portfolio anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when such Portfolio is not fully invested ("anticipatory hedge"). Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which then may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. Any such Portfolio may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of such Portfolio's securities ("defensive hedge"). To the extent that a Portfolio's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Portfolio of a market decline and by so doing, provide an alternative to the liquidation of securities positions in the portfolios with attendant transaction costs. So long as the Commodity Futures Trading Commission rules so require, none of the Portfolios will enter into any financial futures or options contract unless such transactions are for bona fide hedging purposes, or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5% of the liquidation value of such Portfolio's assets. There may not be a complete correlation between the price of options and futures and the market prices of the underlying securities. The Portfolio may lose the ability to profit from an increase in the market value of the underlying security or may lose its premium payment. If due to a lack of a market a Portfolio could not effect a closing purchase transaction with respect to an over-the-counter ("OTC") option, it would have to hold the callable securities until the call lapsed or was exercised.

     Call Options. The Portfolios may write (sell) call options that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. Call options are short-term contracts with a duration of nine months or less. Such Portfolios of the Fund may only write call options which are "covered," meaning that the Portfolio either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in the Portfolio. In addition, no Portfolio will, prior to the expiration of a call option, permit the call to become uncovered. If a Portfolio writes a call option, the purchaser of the option has the right to buy (and the Portfolio has the option to sell) the underlying security against payment of the exercise price throughout the term of the option. The Portfolio's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Portfolio were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. The Portfolio would not be able to effect a closing purchase transaction after it had received notice of exercise. The International Growth Portfolio may purchase and write covered call options on foreign and U.S. securities and indices and enter into related closing transactions.

     Generally, such a Portfolio intends to write listed covered calls when it anticipates that the rate of return from doing so is attractive, taking into consideration the premium income to be received, the risks of a decline in securities prices during the term of the option, the probability that closing purchase transactions will be available if a sale of the securities is desired prior to the exercise, or expiration of the options, and the cost of entering into such transactions. A principal reason for writing calls on a securities Portfolio is to attempt to realize, through the receipt of premium income, a greater return than would be earned on the securities alone. A covered call writer such as a Portfolio, which owns the underlying security has, in return for the premium, given the opportunity for profit from a price increase in the underlying security above the exercise price, but it has retained the risk of loss should the price of the security decline.

     The writing of covered call options involves certain risks. The Portfolios will write covered call options only if there appears to be a liquid secondary market for such options. If, however, an option is written and a liquid secondary market does not exist, it may be impossible to effect a closing purchase transaction in the option. In that event, the Portfolio may not be able to sell the underlying security until the option expires or the option is exercised, even though it may be advantageous to sell the underlying security before that time.

     The Portfolios will only use call options to hedge against changes resulting from market conditions in the values of securities owned or expected to be owned by the Portfolios. Unless otherwise indicated, a Portfolio will not enter into a hedging transaction (except for closing transactions) if, immediately thereafter, the sum of the amount of the initial deposits and premiums on open contracts and options would exceed 20% of the Portfolio's total assets taken at current value.

     Put Options. Each Portfolio may write put options ("puts") on individual securities. When writing puts, a Portfolio will maintain in a segregated account at its Custodian liquid assets with a value equal to at least the exercise price of the option to secure its obligation to pay for the underlying security (a "covered put"). As a result, such Portfolio will forego the opportunity to trade the segregated assets or write calls against those assets.

     In addition, a Portfolio will receive premium income from writing covered puts, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price.

     Each Portfolio may purchase puts on securities (whether or not it holds such securities), Index Options (described below) (whether or not it holds such Options) or broadly-based stock indexes.

     Index Options. All the Equity Portfolios (Equity, Growth, Growth and Income, Capital Appreciation, Equity Income, Small Company Growth, Small Company Value, International Growth, Global Financial Services and Managed Portfolios) may invest in options on stock indexes. These options are based on indexes of stock prices that change in value according to the market value of the stocks they include. Some stock index options are based on a broad market index, such as the New York Stock Exchange Composite Index or the Standard & Poor's 500. Other index options are based on a market segment or on stocks in a single industry. Stock index options are traded primarily on securities exchanges.

     Because the value of an index option depends primarily on movements in the value of the index rather than in the price of a single security, whether a Portfolio will realize a gain or loss from purchasing or writing an option on a stock index depends on movements in the level of stock prices in the stock market generally, or, in the case of certain indexes, in an industry or market segment rather than changes in the price of a particular security. Consequently, successful use of stock index options by a Portfolio will depend on that Portfolio Manager's ability to predict movements in the direction of the stock market generally or in a particular industry. This requires different skills and techniques than predicting changes in the value of individual securities.

     Interest Rate Swaps. In order to attempt to protect the portfolio investments from interest rate fluctuations, the Portfolios may engage in interest rate swaps. The Portfolios tend to use interest rate swaps as a hedge and not as a speculative investment. Interest rate swaps involve the exchange, by a Portfolio with another party, of their respective rights to receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if a Portfolio holds an interest-paying security whose interest rate is reset once a year, it may enter into an interest rate swap in order to obtain the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security due to subsequent changes in interest rates. This would protect the Portfolio from a decline in the value of the underlying security due to rising interest rates, but would also limit its ability to benefit from falling interest rates.

     A Portfolio will enter into interest rate swaps only on a net basis (i.e., the two payment streams will be netted out, with the Portfolio receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid debt securities having an aggregate net asset value at least equal to the accrued excess, will be maintained in a segregated account by the Portfolio's custodian bank.

     The use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Portfolio Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolio will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.

GENERAL RISKS ASSOCIATED WITH EQUITY (EQUITY, GROWTH, GROWTH AND INCOME, CAPITAL APPRECIATION, GLOBAL FINANCIAL SERVICES, EQUITY INCOME, SMALL COMPANY GROWTH, SMALL COMPANY VALUE, INTERNATIONAL GROWTH AND MANAGED) PORTFOLIOS

     The Equity Portfolios seek to reduce risk of loss of principal due to changes in the value of individual stocks by investing in a diversified Portfolio of common stocks and through the use of options on stocks. Such investment techniques do not, however, eliminate all risks. Investors should expect the value of the Equity Portfolios and the net asset value of their shares to fluctuate based on market conditions.

     Small Company Value Portfolio and Small Company Growth Portfolio. The Small Company Value Portfolio and the Small Company Growth Portfolio are expected to have greater risk exposure and reward potential than a Portfolio which invests primarily in larger-capitalization companies. The trading volumes of securities of smaller capitalization companies are normally less than those of larger-capitalization companies. This often translates into greater price swings, both upward and downward. Since trading volumes are lower, new demand for the securities of such companies could result in disproportionately large increases in the price of such securities. The waiting period for the achievement of an investor's objectives might be longer since these securities are not closely monitored by research analysts and, thus, it takes more time for investors to become aware of fundamental changes or other factors which have motivated the Portfolio's purchase. Smaller-capitalization companies often achieve higher growth rates and experience higher failure rates than do larger-capitalization companies.

     Managed Portfolio. An investment in the Managed Portfolio will entail both market and financial risk, the extent of which depends on the amount of the Portfolio's assets which are committed to equity, longer term debt or money market securities at any particular time. The Managed Portfolio may invest in mortgage-backed securities. Such securities, while similar to other fixed-income securities, involve additional risk because mortgage prepayments are passed through to the holder of the mortgage-backed security and must be reinvested. When interest rates fall, prepayments tend to rise. The Portfolio may have to reinvest that portion of its assets invested in such securities more frequently when interest rates are low than when interest rates are high.

     Although the Managed Portfolio seeks to reduce credit risks (i.e., failure of obligors to pay interest and principal), through careful selection of investments and market risks resulting from fluctuations in the principal value of debt obligations due to changes in prevailing interest rates by careful timing of maturities of investments, such risks cannot be eliminated, and these factors will affect the net asset value of shares in the Managed Portfolio. The value of debt obligations generally has an inverse relationship with prevailing interest rates. The risks of investing in fixed income securities are greater when such securities are high-yield securities.

     International Growth Portfolio. The International Growth Portfolio, and to a lesser extent the Global Financial Services Portfolio, carry additional risks associated with possibly less stable foreign securities and currencies.

FOREIGN SECURITIES

     As noted above, the International Growth Portfolio will invest primarily in foreign securities, and the Global Financial Services Portfolio may invest 50% or more of its total assets in such securities. All other Portfolios may invest up to 20% of their total assets in foreign securities, including sponsored and unsponsored ADRs and EDRs which are securities of U.S. issuers representing underlying securities of foreign issuers. There may be less information available about unsponsored ADRs and EDRs, and therefore, they may carry higher credit risks. The Portfolios may also invest in securities of foreign branches of domestic banks and domestic branches of foreign banks.

     Investments in foreign equity and debt securities involve risks different from those encountered when investing in securities of domestic issuers. The appropriate Portfolio Managers and the Adviser, subject to the overall review of the Fund's Board of Trustees, evaluate the risks and opportunities when investing in foreign securities. Such risks include trade balances and imbalances and related economic policies; currency exchange rate fluctuations; foreign exchange control policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of governments with respect to possible nationalization of their own industries; and other specific local, political and economic considerations.

FOREIGN CURRENCY VALUES AND TRANSACTIONS

     Investments in foreign securities will usually involve currencies of foreign countries, and the value of the assets of the International Growth Portfolio and the Global Financial Service Portfolio (and of the other Portfolios that may invest in foreign securities to a much lesser extent) as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the International Growth Portfolio may incur costs in connection with conversions between various currencies.

     The normal currency allocation of the International Growth Portfolio is identical to the currency mix of the Benchmark. The Portfolio expects to maintain this normal currency exposure when global currency markets are fairly priced relative to each other and relative to associated risks. The Portfolio may actively deviate from such normal currency allocations to take advantage of or to protect the Portfolio from risk and return characteristics of the currencies and short-term interest rates when those prices deviate significantly from fundamental value. Deviations from the Benchmark are determined by the Portfolio Manager based upon its research.

     To manage exposure to currency fluctuations, the Portfolio may alter equity or money market exposures (in its normal asset allocation mix as previously identified), enter into forward currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Portfolio will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Portfolio to set aside liquid assets in a segregated custodial account to cover its obligations. These techniques are further described below.

     The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Portfolio will convert currency on a spot basis from time to time and investors should be aware of the potential costs of currency conversion.

     When the Portfolio Manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Portfolio may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

     At the maturity of a forward contract, the Portfolio may either sell a Portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by repurchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize a gain or loss from currency transactions.

     The Portfolio also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by the Portfolio will be "covered", which means that the Portfolio will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Portfolio, the Portfolio will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high grade liquid debt securities in amount equal to the amount the Portfolio would be required to pay upon exercise of the put.

HIGH-YIELD SECURITIES

     Notwithstanding the investment policies and restrictions applicable to the High-Yield Bond Portfolio which are designed to reduce risks associated with such investments, high-yield securities may carry higher levels of risk than many other types of income producing securities. These risks are of three basic types: the risk that the issuer of the high-yield bond will default in the payment of principal and interest; the risk that the value of the bond will decline due to rising interest rates, economic conditions, or public perception; and the risk that the investor in such bonds may not be able to readily sell such bonds. Each of the major categories of risk are impacted by various factors, as discussed below:

     High-Yield Bond Market. The high-yield bond market has grown in the context of a long economic expansion. Any downturn in the economy may have a negative impact on the perceived ability of the issuer to make principal and interest payments which may adversely affect the value of outstanding high-yield securities and reduce market liquidity.

     Sensitivity to Interest Rate and Economic Changes. In general, the market prices of bonds bear an inverse relationship to interest rates; as interest rates increase, the prices of bonds decrease. The same relationship may hold for high-yield bonds, but in the past high-yield bonds have been somewhat less sensitive to interest rate changes than treasury and investment grade bonds. While the price of high-yield bonds may not decline as much, relatively, as the prices of treasury or investment grade bonds decline in an environment of rising interest rates, the market price, or value, of a high-yield bond will be expected to decrease in periods of increasing interest rates, negatively impacting the net asset value of the High-Yield Bond Portfolio. High-yield bond prices may not increase as much, relatively, as the prices of treasury or investment grade bonds in periods of decreasing interest rates. Payments of principal and interest on bonds are dependent upon the issuer's ability to pay. Because of the generally lower creditworthiness of issuers of high-yield bonds, changes in the economic environment generally, or in an issuer's particular industry or business, may severely impact the ability of the issuer to make principal and interest payments and may depress the price of high-yield securities more significantly than such changes would impact higher rated, investment grade securities.

     Payment Expectations. Many high-yield bonds contain redemption or call provisions which might be expected to be exercised in periods of decreasing interest rates. Should bonds in which the High-Yield Bond Portfolio has invested be redeemed or called during such an interest rate environment, the Portfolio would have to sell such securities without reference to their investment merit and reinvest the proceeds received in lower-yielding securities, resulting in a decreased return for investors in the High-Yield Bond Portfolio. In addition, such redemptions or calls may reduce the High-Yield Bond Portfolio's asset base over which the Portfolio's investment expenses may be spread.

     Liquidity and Valuation. Because of periods of relative illiquidity, many high-yield bonds may be thinly traded. As a result, the Board of Trustees' ability to accurately value high-yield bonds and determine the net asset value of the High-Yield Bond Portfolio, as well as the Portfolio's ability to sell such securities, may be limited. Public perception of and adverse publicity concerning high-yield securities may have a significant negative impact on the value and liquidity of high-yield securities, even though not based on fundamental investment analysis.

     Tax Considerations. To the extent that the High-Yield Bond Portfolio invests in securities structured as zero coupon bonds, the Portfolio will be required to report interest income even though no cash interest payment is received until maturity of the bond. Such income will be subject to the distribution requirements applicable to regulated investment companies under the Code even though no cash distribution of such interest is received in the year in which such income is taxed.

TEMPORARY DEFENSIVE TACTICS

     Any or all of the Portfolios may at times for defensive purposes, at the determination of the Portfolio Manager, temporarily place all or a portion of their assets in cash, short-term commercial paper (i.e. short-term unsecured promissory notes issued by corporations to finance short-term credit needs), United States Government Securities, high-quality debt securities (including "Eurodollar" and "Yankee Dollar" obligations, i.e., U.S. issuer borrowings payable overseas in U.S. funds and obligations of foreign issuers payable in U.S. funds) and obligations of banks when in the judgment of the Portfolio Manager such investments are appropriate in light of economic or market conditions. The International Growth Portfolio and Global Financial Services Portfolio may invest in all of the above, both foreign and domestic, including foreign currency, foreign time deposits, and foreign bank acceptances. When a Portfolio takes a defensive position, it may not be following the fundamental investment policy of the Portfolio.

                             MANAGEMENT OF THE FUND

     The Fund's Board of Trustees has overall responsibility for the management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of a Massachusetts business trust. In general, such responsibilities are comparable to those of directors of a Massachusetts business corporation. The Board of Trustees of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict between the interests of variable annuity Contractholders and variable life insurance Contractholders and shall report any such conflict to the boards of MONY and MONY America. The Boards of Directors of those companies have agreed to be responsible for reporting any potential or existing conflicts to the Trustees of the Fund and, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts. The Statement of Additional Information contains information about the Trustees and Officers of the Fund.

INVESTMENT ADVISER AGREEMENT

     The Fund and the Adviser have entered into an Investment Adviser Agreement pursuant to which the Adviser provides investment advisory and administrative services to the Portfolios, subject to the direction of the Board and in keeping with the stated investment objectives of each Portfolio. The Adviser and the Fund have entered into Portfolio Manager Agreements with each of the Portfolio Managers discussed below.

     The Adviser is assisted in its duty to provide investment supervisory services by Evaluation Associates, Inc. ("EAI"), which has had 26 years of experience in evaluating investment advisers for individuals and institutional investors. The oversight and management services provided by the Adviser include
(i) supervising the Portfolio Managers' compliance with state and federal regulations, including the Investment Company Act, (ii) evaluating the Portfolio Managers' performance, (iii) analyzing the composition of the investment portfolios of each Portfolio of the Fund and preparing reports thereon for the Board or any committee of the Board, (iv) evaluating each Portfolio's performance in comparison to similar mutual funds and other market information,
(v) conducting searches, upon a request of the Board, for a replacement for any Portfolio Manager then serving the Portfolio, and (vi) preparing presentations to shareholders which analyze the Portfolio's overall investment program and performance.

     The Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission which permits the Fundto enter into or amend Portfolio Manager Agreements without obtaining Contractholder approval each time. On April 28, 1997 Contractholders voted affirmatively to give the Fund this ongoing authority. With Board approval, the Adviser is permitted to employ new Portfolio Managers for the Portfolios, change the terms of the Portfolio Managers Agreements or enter into a new Agreement with that Portfolio Manager. Contractholders of a Portfolio continue to have the right to terminate the Portfolio Manager's Agreement for the Fund at any time by a vote of the majority of the outstanding voting securities of the Portfolio. Contractholders will be notified of any Portfolio Manager changes or other material amendments to Portfolio Manager Agreement that occur under these arrangements.

     The Adviser is a subsidiary of MONY, one of the nation's largest insurance companies. The Adviser also serves as the investment adviser to The Enterprise Group of Funds, Inc., a registered investment company consisting of a series of 14 separate investment portfolios with assets of $2.5 billion as of June 30, 1998. The Adviser's address is Atlanta Financial Center, 3343 Peachtree Road, Ste. 450, Atlanta, Georgia 30326-1022. MONY's address is 1740 Broadway, New York, New York 10019.

     As part of its operational responsibilities, the Adviser has undertaken to review each of its internal systems and obtain assessments from each service provider, including Portfolio Managers, of Year 2000 issues which could potentially impact services to the Fund. Although at this time, there can be no assurance that there will be no adverse impact on the Fund, the Adviser is unaware of any Year 2000 issues which remain unresolved or have been identified as unresolvable. In addition, the Adviser has established a timetable to periodically re-evaluate systems to ensure that new issues or those which may not previously have been identified are addressed and resolved in an expeditious manner. The Adviser does not anticipate any material expenditures for monitoring Year 2000 issues. Companies or governmental entities in which the Portfolios invest could be affected by the Year 2000 problem, but at this time, the Adviser cannot predict the degree of impact on the Portfolios.

PORTFOLIO MANAGERS

Growth Portfolio

     The Portfolio Manager of the Growth Portfolio is Montag & Caldwell, Inc. ("Montag & Caldwell"). Its address is 1100 Atlanta Financial Center, 3343 Peachtree Road, N.E., Atlanta, Georgia 30326, and it is controlled by Allegheny Corporation. Montag & Caldwell and its predecessors have been engaged in the business of providing investment counseling to individuals and institutions since 1945. Ronald E. Canakaris, President and Chief Investment Officer, is responsible for the day-to-day investment management of the Portfolio and has more than 30 years' experience in the investment industry. He has been President of Montag & Caldwell for more than 14 years and has served as Portfolio Manager since inception. Total assets under management for all clients as of June 30, 1998, approximated $22 billion. Usual investment minimum is $40 million. The management fee paid by the Growth Portfolio is .75% of net assets, and the Portfolio Manager receives .30% for assets under management up to $1 billion;
 .20% thereafter.

Growth and Income Portfolio

     The Portfolio Manager of the Growth and Income Portfolio is Retirement System Investors Inc. ("RSI") which is a subsidiary of Retirement System Group Inc. Its address is 317 Madison Ave., New York, New York 10017. James P. Coughlin, President and Chief Investment Officer, is responsible for the day-to-day management of the Portfolio and has more than 30 years' experience in the investment industry. He has served as President and Chief Investment Officer of RSI since 1989. Total assets under management for RSI were $566.4 million as of June 30, 1998. The management fee is .75%, and the Portfolio Manager receives
 .30% for assets under management of that fee up to $100 million; .25% on the next $100 million; and .20% for assets greater than $200 million.

Equity Portfolio

     The Portfolio Manager of the Equity Portfolio is OpCap Advisors ("OpCap") which is a subsidiary of Oppenheimer Capital, a general partnership. OpCap's address is One World Financial Center, New York, New York 10281. The Portfolio Manager and its affiliates have operated as investment advisers to both mutual funds and other clients since 1968, and had $66.6 billion under management as of June 30, 1998. Eileen Rominger, Managing Director of Oppenheimer Capital, is responsible for the day-to-day management of the Portfolio. Ms. Rominger has more than 19 years experience in the investment industry and has served as the day-to-day manager of the Portfolio since its inception in 1988. Usual investment minimum is $20 million. The annual management fee is .80% of average daily net assets up to $400 million; .75% of average daily net assets from $400 million to $800 million; and .70% of average daily net assets in excess of $800 million; and the Portfolio Manager receives .40% of average daily net assets up to $1 billion; and .30% thereafter.

Equity Income Portfolio

     The Portfolio Manager of the Equity Income Portfolio is 1740 Advisers, Inc. ("1740 Advisers"). It is a subsidiary of MONY. Its address is 1740 Broadway, New York, New York 10019. John V. Rock, President and Director, is responsible for the day-to-day investment management of the Portfolio and has more than 34 years' experience in the investment industry. He has served as President of 1740 Advisers since 1974. Total assets under management (for the Equity Income Portfolio and all other accounts managed) as of June 30, 1998, were approximately $1.7 billion. Usual investment minimum is $20 million. The management fee paid by the Equity Income Portfolio is .75% of net assets, and the Portfolio Manager receives .30% for assets under management of that fee up to $100 million; and .25% on the next $100 million; and .20% thereafter.

Capital Appreciation Portfolio

     The Portfolio Manager of the Capital Appreciation Portfolio is Provident Investment Counsel, Inc. ("PIC"). PIC traces its origins to an investment partnership formed in 1951. PIC is a wholly owned subsidiary of United Asset Management, Inc. Its address is 300 North Lake Avenue, Pasadena, California 91101. Jeffrey J. Miller is a Managing Director of the firm and is responsible for the day-to-day management of the Portfolio. He has more than 25 years' experience in the investment industry. He has been Managing Director of PIC since 1972. As of June 30, 1998, total assets under management for all clients were $18.6 billion. Usual investment minimum is $5 million. The management fee is .75% and the Portfolio Manager receives .50% for assets under management of that fee up to $100 million; .45% for assets under management for the next $100 million; .35% for assets greater than $200 million up to $300 million; and .30% thereafter.

Small Company Growth Portfolio

     The Portfolio Manager of the Small Company Growth Portfolio is William D. Witter, Inc. ("Witter"). Witter is owned by its employees. Its offices are at One Citicorp Center, 153 East 53rd Street, New York, New York 10022. William D. Witter, President, and Paul B. Phillips, Managing Director, are responsible for the day-to-day management of the Portfolio. They have more than 60 years' combined experience in the investment industry. Mr. Witter and Mr. Phillips have been employed in their present positions by Witter since 1977 and 1996, respectively. Mr. Phillips previously served as Senior Portfolio Manager at Bankers Trust from 1986-1995. As of June 30, 1998, total assets under management for all clients were $830 million. Usual investment minimum is $1 million. The management fee is 1.00% and the Portfolio Manager receives .65% for assets under management of that fee up to $50 million; and .55% for assets under management for the next $50 million; and .45% for assets thereafter.

Small Company Value Portfolio

     The Portfolio Manager of the Small Company Value Portfolio is Gabelli Asset Management Company ("Gabelli"). Its offices are located at One Corporate Center, Rye, New York 10580. Gabelli is a wholly-owned subsidiary of Gabelli Funds, Inc. Gabelli's predecessor, Gabelli & Company, Inc., was founded in 1977 by Mario J. Gabelli who has served as its Chief Investment Officer since inception. He is responsible for the day-to-day management of the Portfolio and has more than 27 years of experience in the investment industry. As of June 30, 1998, total assets under management for all clients were $7.3 billion. Usual investment minimum is $0.5 million. The management fee is .80% of average daily net assets up to $400 million; .75% of average daily net assets from $400 million to $800 million; and .70% of average daily net assets in excess of $800 million; and the Portfolio Manager receives .40% of average daily net assets up to $1 billion; and .30% thereafter.

International Growth Portfolio

     The Portfolio Manager of the International Growth Portfolio is Brinson Partners, Inc. ("Brinson"). Brinson is a wholly-owned subsidiary of UBS AG. Brinson's address is 209 South LaSalle Street, Chicago, Illinois 60604. Day-to-day management of this Portfolio is performed by a committee, and no person is primarily responsible for making recommendations to that committee. As of June 30, 1998, Brinson's assets under management for all clients approximated $390 billion. Usual investment minimum is $25 million. The management fee is
 .85%, and the Portfolio Manager receives .45% for assets under management up to $100 million; .35% for assets under management from $100 million to $200 million; .325% for assets from $200 million to $500 million; and .25% for assets greater than $500 million.

Global Financial Services Portfolio

     The Portfolio Manager of the Global Financial Services Portfolio is Sanford
C. Bernstein & Co., Inc. ("Sanford Bernstein"). Sanford Bernstein's address is 767 Fifth Avenue, New York, New York 10153-0185. Sanford Bernstein was established in 1967 and as of June 30, 1998, had approximately $78 billion in assets under management. Usual investment minimum is $5 million. Day-to-day management of this Portfolio is performed by Sanford Bernstein's Global Investment Policy Group which is chaired by Andrew S. Adelson who has more than 20 years' experience in the investment industry. The management fee is .85% of average daily net assets, and of that fee, the Portfolio Manager receives .50% for assets up to $100 million; .40% for assets from $100 million to $300 million; and .30% for assets over $300 million.

High-Yield Bond Portfolio

     The Portfolio Manager of the High-Yield Bond Portfolio is Caywood-Scholl Capital Management ("Caywood-Scholl"). This firm was formed in April 1986 and is owned by its employees. The address of Caywood-Scholl is 4350 Executive Drive, Suite 125, San Diego, California 92121. Mr. Caywood, Managing Director and Chief Executive Officer, is responsible for the day-to-day management of the Portfolio and has more than 29 years of investment industry experience. He joined Caywood-Scholl in 1986 as Chief Investment Officer. Caywood-Scholl provides investment advice with respect to high-yield, low grade fixed income instruments. As of June 30, 1998, assets under management for all clients approximated $816.9 million. Usual investment minimum is $1 million. The annual management fee is .60% of average daily net assets; and the Portfolio Manager receives .30% for assets up to $100 million and .25% thereafter.

Managed Portfolio

     The Portfolio Manager of the Managed Portfolio is OpCap Advisors, described in the paragraph referencing the Equity Portfolio. Richard J. Glasebrook II, Managing Director of Oppenheimer Capital, is responsible for the day-to-day management of the Portfolio.

He has more than 24 years of investment industry experience. The annual management fee is .80% of average daily net assets up to $400 million; .75% of average daily net assets from $400 million to $800 million; and .70% of average daily net assets in excess of $800 million; and the Portfolio Manager receives
 .40% of average daily net assets up to $1 billion; .30% of average daily net assets from $1 billion to $2 billion; and .25% thereafter.

General Portfolio Information

     Under the Investment Adviser Agreement, each Portfolio is responsible for bearing organizational expenses, taxes and governmental fees; brokerage commissions, interest and other expenses incurred in acquiring and disposing of portfolio securities; trustees fees, out of pocket travel expenses and other expenses for trustees who are not interested persons; legal fees, Fund accounting and audit expenses; custodian, dividend disbursing and transfer agent fees; and other expenses not expressly assumed by the Adviser under the Investment Adviser Agreement. The total expenses of each Portfolio for the most recent fiscal year, expressed as a percentage of average net assets were as follows:

           PORTFOLIO                                TOTAL EXPENSES
           ---------                                --------------
           Equity..............................               0.84%
           Small Company Value.................               0.86%
           International Growth................               1.19%
           High-Yield Bond.....................               0.77%
           Managed.............................               0.76%

     The Statement of Additional Information contains more information about the Investment Adviser Agreement, including a more complete description of the management fee and expense arrangements, exculpation provisions and portfolio transactions for the Fund.

     The Adviser has advised the Fund that it will reimburse such portion of the fees due to it under the Investment Adviser's Agreement as is necessary to assure, for the period commencing January 1, 1998, and ending no earlier than December 31, 1998, that expenses incurred by the Portfolios will not exceed the following percentages of average annual assets (annualized for periods of less than a fiscal year): Growth 1.15%; Growth and Income 1.05%; Equity 1.15%; Equity Income 1.05%; Capital Appreciation 1.30%; Small Company Growth 1.40%; Small Company Value 1.30%; International Growth 1.55%; Government Securities 1.30%; High-Yield Bond 0.85%; Managed 1.30%. The Portfolio Managers have advised the Fund that they may assist in a portion of the above-referenced reimbursement from time to time.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share is calculated separately for each Portfolio. The net asset value of each Portfolio is determined at the close of the trading session ("Close") of the New York Stock Exchange ("NYSE") each day the NYSE is open and on each other day on which there is a sufficient degree of trading in any Portfolio's portfolio securities affecting materially the value of such securities (if the Portfolio receives a request to redeem its shares that day), by dividing the value of the Portfolio's net assets by the number of shares outstanding. The Fund's Board of Trustees has established procedures to value the Portfolios' securities to determine net asset value; in general, those valuations are based on market value, with special provisions for (i) securities (including restricted securities) not having readily-available market quotations and (ii) short-term debt securities. Further details are in the Statement of Additional Information.

                               PURCHASE OF SHARES

     Investments in the Portfolio may be made by the Variable Accounts. Persons desiring to purchase Contracts funded by any Portfolio or Portfolios of the Fund should read this Prospectus in conjunction with the prospectus of the Contract(s).

     Shares of each Portfolio of the Fund are offered to the Variable Accounts without sales charge at the respective net asset values of the Portfolios next determined after receipt by the Fund of the purchase payment in the manner set forth above under "Determination of Net Asset Value." Certificates representing shares of the Fund will not be physically issued. Enterprise Fund Distributors, Inc. (the "Distributor") acts without remuneration from the Fund as the exclusive distributor of the Fund's shares. The principal executive office of the Distributor is located at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326-1022

                              REDEMPTION OF SHARES

     Shares of any Portfolio of the Fund can be redeemed by the Variable Accounts at any time for cash, at the net asset value next determined after receipt of the redemption request in proper form. The market value of the securities in each of the Portfolios is subject to daily fluctuation and the net asset value of each Portfolio's shares will fluctuate accordingly. The redemption value of the Portfolio's shares may be either more or less than the original cost to the Variable Account. Payment for redeemed shares is ordinarily made within seven days after receipt by the Fund's transfer agent of redemption instructions in proper form. The redemption privilege may be suspended and payment postponed during any period when: (l) the New York Stock Exchange is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the Securities and Exchange Commission; (2) an emergency, as defined by the Securities and Exchange Commission exists making trading of Portfolio securities or valuation of net assets not reasonably practicable; (3) the Securities and Exchange Commission has by order permitted such suspension.

                             STATE LAW RESTRICTIONS

     The investments of the MONY America and MONY Variable Accounts are subject to the provisions of the New York and Arizona insurance law, respectively, applicable to the investments of life insurance company separate accounts. Although these state law investment restrictions do not apply directly to the Fund, the Portfolios will comply, without the approval of shareholders, with such statutory requirements, as they exist or may be amended.

     Under pertinent provisions of New York law, as they currently exist, the assets of the Variable Accounts of MONY may be invested in any investments (1) permitted by agreement between these Variable Accounts and their Contractholders and (2) acquired in good faith and with that degree of care in acquiring investments that an ordinarily prudent person in a like position would use under similar circumstances. The only agreement with Contractholders pertaining to investments permitted for the Variable Accounts is as described in the prospectuses for the Contracts, namely that the Variable Accounts will invest only in shares of the Portfolio. The investment of the assets of the Fund are subject to the investment objectives, policies and restrictions applicable to the Portfolios, as described in this prospectus (see "Investment Objectives And Policies", "Investment Restrictions", and Statement of Additional Information, "Investment Restrictions").

     The pertinent provisions of Arizona law, as they currently exist, are in summary form as follows:

     The assets of variable accounts established by MONY America may be invested in any investments that are of the kind permitted and that satisfy the qualitative requirements, but without regard to quantitative restrictions. Bonds, debentures, notes, commercial paper and other evidences of indebtedness, and preferred, guaranteed or preference stock must have received an investment grade rating approved by the Director of Insurance. Portfolios may not be invested in foreign banks (other than foreign branches of domestic banks) except that investments may be made in obligations issued, assumed or guaranteed by the International Bank for Reconstruction and Development. Investments not otherwise permitted under Arizona law may be made in an amount not exceeding in the aggregate 10 percent of assets and not exceeding 2 percent of assets as to any one such investment.

     Although compliance with New York and Arizona laws described above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions. Accordingly, if any state or other jurisdiction in which the Variable Accounts propose to do business imposes limits applicable to the Variable Accounts, in addition to any imposed by New York and Arizona law, the Fund will comply with such further investment limits.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Portfolio intends to distribute substantially all of its net investment income and any net realized capital gains. Dividends from net investment income and any distributions of realized capital gains will be paid in additional shares of the Portfolio paying the dividend or making the distribution and credited to the shareholder's account unless the shareholder elects to receive such dividends or distributions in cash.

     Dividends from net investment income, if any, on the Equity, Small Company Value, International Growth, Global Financial Services, Growth, Growth and Income, Small Company Growth, Capital Appreciation, Equity Income and Managed Portfolios will be declared and paid at least annually, and any net realized capital gains will be declared and paid at least once per calendar year. Dividends from investment income on the High-Yield Bond Portfolio are declared and paid quarterly. Distributions of realized net short-term capital gains, if any, and realized long-term capital gains will be declared and paid at least once per calendar year.

     Because the Fund intends to distribute all of the net investment income and capital gains of each Portfolio and otherwise qualify each Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that any

Portfolio of the Fund will be required to pay any federal income tax on such income and capital gains. Since the Variable Accounts are the shareholders of the Fund, no discussion is presented herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to Contractholders, see the accompanying Prospectus for the Contracts.

                             BROKERAGE TRANSACTIONS

Each Portfolio Manager selects the brokerage firms which complete portfolio transactions for that Fund, subject to the overall direction and review of the Adviser and the Board of Directors of the Fund.

The initial criterion which must be met by any Portfolio Manager in selecting brokers and dealers to effect securities transactions for a Portfolio is whether such brokers and dealers can obtain the most favorable combination of price and execution for the transaction. This does not mean that the execution decision must be based solely on whether the lowest possible commission costs may be obtained. In seeking to achieve the best combination of price and execution, the Portfolio Managers evaluate the overall quality and reliability of broker-dealers and the service they provide, including their general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and financial condition.

Subject to this primary objective, the Portfolio Managers may select for brokerage transactions those firms which furnish brokerage and research services to the Fund, the Adviser and the respective Portfolio Managers, or those firms who agree to pay certain of the Fund's expenses, including certain custodial and transfer agent services, and, consistent with the National Association of Securities Dealers, Inc. Conduct Rules, those firms which have been active in selling shares of the Fund. The Portfolio Managers may execute brokerage transactions through affiliated broker-dealers, subject to compliance with applicable requirements of the federal securities laws. The Fund paid brokerage commissions to affiliated broker-dealers in the most recent fiscal year (see "Portfolio Transactions and Brokerage" in the Statement of Additional Information for further details).

                           CALCULATION OF PERFORMANCE

     From time to time, the performance of one or more of the Portfolios may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Portfolio reflects the results of that Portfolio of the Fund and recurring charges and deductions borne by or imposed on the Portfolio. As the performance for any Portfolio does not include charges and deductions under the Contracts, comparisons with other Portfolios used in connection with different variable accounts may not be useful. Set forth below for each Portfolio is the manner in which the data contained in such advertisements will be calculated.

     The performance data for these Portfolios will reflect the "yield" and "total return". The "yield" of each of these Portfolios refers to the income generated by an investment in that Portfolio over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Portfolio. The value of each Portfolio is the average daily number of shares outstanding multiplied by the net asset value per share on the last day of the period. "Total Return" for each of these Portfolios refers to the value a Shareholder would receive on the date indicated if a $1,000 investment had been made the indicated number of years ago. It reflects historical investment results less charges and deductions of the Portfolio.

     In addition, reference in advertisements may be made to various indices, including, without limitation, the Standard & Poor's 500 Stock Index, the Russell 2000 and the Lehman Brothers Corporate/Government Index, and various rankings by independent evaluators such as Morningstar and Lipper Analytical Services, Inc. in order to provide the reader a basis for comparison.

                             ADDITIONAL INFORMATION

     Organization of the Fund. The Fund, under the name of Quest for Value Accumulation Trust, was organized as a Massachusetts business trust on March 2, 1988, and is registered with the Securities and Exchange Commission as an open-end diversified management investment company. The Fund changed its name to the Enterprise Accumulation Trust on September 16, 1994. When issued, shares are fully paid and have no preemptive or conversion rights. The shares of beneficial interest of the Fund, $0.01 par value, are divided into eleven separate series. The shares of each series are freely-transferable and equal as to earnings, assets and voting privileges with all other shares of that series. There are no conversion, preemptive or other subscription rights. Upon liquidation of the Fund or any Portfolio, shareholders of a Portfolio are entitled to share pro rata in the net assets of that Portfolio available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

     The Fund's Board of Trustees, whose responsibilities are comparable to those of directors of a Massachusetts corporation, is empowered to issue additional classes of shares, which classes may either be identical except as to dividends or may have separate assets and liabilities; classes having separate assets and liabilities are referred to as "series". The creation of additional series and offering of their shares (the proceeds of which would be invested in separate, independently managed Portfolios with distinct investment objectives, policies and restrictions) would not affect the interests of the current shareholders in the existing Portfolios.

     The assets received by the Fund on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Portfolio's books of account. The Fund's Board of Trustees has agreed to monitor the Fund transactions and management of each of the Portfolios and to consider and resolve any conflict that may arise. Direct expenses will be allocated to each Portfolio and general expenses of the Portfolio will be prorated by total net assets.

     Under Massachusetts law shareholders could, in certain circumstances, be held personally liable as partners for Fund obligations. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund. The Declaration of Trust also provides for indemnification out of the Fund's property for any shareholder held personally liable for any Fund obligation. Thus, the risk of loss to a shareholder from being held personally liable for obligations of the Fund is limited to the unlikely circumstance in which the Portfolio itself would be unable to meet its obligations.

     Voting. For matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. For matters relating to all the Portfolios but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of the Investment Adviser Agreement or a Portfolio Manager Agreement, or a change in a fundamental policy are matters which require separate voting by each Portfolio. To the extent required by law, the Variable Accounts, which are the shareholders of the Portfolio, will vote the shares of the Fund, or any Portfolio of the Fund, held in the Variable Accounts in accordance with instructions from Contractholders, as described under the caption "Voting Rights" in the accompanying Prospectus for the Contracts. Shares for which no instructions are received from Contractholders, as well as shares which the Adviser or its parent, MONY, may own, will be voted in the same proportion as shares for which instructions are received. The Fund does not intend to hold annual meetings of shareholders. However, the Board of Trustees will call special meetings of shareholders for action by shareholder vote as may be requested in writing by holders of 10% or more of the outstanding shares of a Portfolio or as may be required by applicable laws or the Declaration of Trust pursuant to which the Fund has been organized.

     Control Persons. As of the date of this Prospectus Additional Statement MONY and MONY Life Insurance Company of America ("MONY America"), its wholly-owned subsidiary, through their respective Variable Accounts, own all of the Fund's outstanding shares. The shares held by the Variable Accounts generally will be voted in accordance with instructions of Contractholders. Under certain circumstances, however, MONY and MONY America may disregard voting instructions received from Contractholders. The Fund might nonetheless be deemed to be controlled by MONY and MONY America by virtue of the definitions contained in the 1940 Act although the Fund disclaims such control.

     Custodian and Transfer Agent. The custodian of the assets of the Fund is State Street Bank and Trust Company, P.O. Box 8505, Boston, MA 02266-8505, which also acts as transfer agent and shareholder servicing agent for the Fund.

     Contractholder Inquiries. Inquiries concerning the purchase and sale of shares of the Fund as well as inquiries concerning dividends and account statements should be directed to MONY. Inquiries concerning management and investment policies of the Fund should be directed to Enterprise Capital, 3343 Peachtree Road, Ste. 450, Atlanta, Georgia 30326; or telephone 1-800-432-4320.

     Annual Report. The Fund's latest annual report which includes the Management's Discussion and Analysis, is available upon request and without charge upon written request to MONY, Mail Drop 9-34, 1740 Broadway, New York, NY 10019 or by telephone request (800-487-6669).

                                    APPENDIX

           DESCRIPTION OF COMMERCIAL PAPER AND CORPORATE BOND RATINGS


Commercial Paper Ratings

     Moody's commercial paper ratings are opinions of the ability of issuers to repay promissory obligations when due. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1 -- Superior Ability for Repayment; Prime 2 -- Strong Ability for Repayment; Prime 3 -- Acceptable Ability for Repayment.

     S & P's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating, "A", are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2", and "3" to indicate the relative degree of safety. The designation "A-1" indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The "A+" designation is applied to those issues rated "A-1" which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from "F-1+" which represents exceptionally strong credit quality to "F-4" which represents weak credit quality.

     Duff's short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range for Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

     Thomson's BankWatch, Inc. ("TBW") assigns only one Issuer Rating to each company, based upon a qualitative and quantitative analysis of the consolidated financials of an issuer and its subsidiaries. The rating incorporates TBW's opinion of the vulnerability of the company to adverse developments which may impact the marketability of its securities, as well as the issuer's ability to repay principal and interest. Ratings range from "A" for highest quality to "E" for the lowest, companies with very serious problems.

Bond Ratings

     A bond rated "Aaa" by Moody's is judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is deemed secure. While the various protective elements may change, such foreseeable changes are unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. Margins of protection on "Aa" bonds may not be as large as on "Aaa" securities or fluctuations of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than "Aaa" securities. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated "Baa" are considered medium grade obligations whose interest payments and principal security appear adequate for the present but may lack certain protective elements or may be characteristically unreliable over any great length of time. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. Bonds rated "Ba" are judged to have speculative elements and bonds rated below "Ba" are speculative to a higher degree.

     Debt rated "AAA" by S & P has the highest rating assigned by it. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB" and below is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.

     Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate; however, a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position within the category.

     Debt rated "AAA", the highest rating by Duff's, is considered to be of the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is regarded as high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time-to-time because of economic conditions. Debt rated "A" is considered to have average but adequate protection factors. Bonds rated "BBB" are considered to have below average protection factors but still sufficient for prudent investment. Bonds rated "BB" and below are below investment grade and possess fluctuating protection factors and risk.

                       STATEMENT OF ADDITIONAL INFORMATION


Enterprise Accumulation Trust
Atlanta Financial Center
3343 Peachtree Road, N.E., Ste. 450
Atlanta, GA 30326-1022
(800) 432-4320

    This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus dated November 1, 1998 (the "Prospectus") of Enterprise Accumulation Trust (the "Fund"). Mutual of New York ("MONY") and MONY America Contractowners can obtain copies of the Fund's Prospectus by writing to MONY, Mail Drop 9-34, 1740 Broadway, New York, NY 10019 or by calling MONY at (800) 487-6669.


   The date of this Statement of Additional Information is November 1, 1998.

                                TABLE OF CONTENTS

                   General Information and History............................................      3

                   Investment Objectives and Policies.........................................      3

                   Investment of Assets.......................................................      3

                   Investment Restrictions....................................................      7

                   Trustees and Officers......................................................      8

                   Control Persons............................................................     10

                   Investment Management and Other Services...................................     10

                   Portfolio Transactions and Brokerage.......................................     12

                   Determination of Net Asset Value...........................................     13

                   Dividends, Distribution and Taxes..........................................     13


                   Fund Yield and Total Return Information....................................     14

                   Additional Information.....................................................     14

                         GENERAL INFORMATION AND HISTORY

    The Fund was organized as a Massachusetts business trust under the name Quest for Value Accumulation Trust on March 2, 1988. On September 16, 1994, it changed its name to Enterprise Accumulation Trust. In addition, the Fund's Bond and Money Market Portfolios were reorganized, and all of their respective assets were transferred to another registered investment company. The Fund commenced offering the International Growth and High-Yield Bond Portfolios on November 18, 1994. The Small Cap Fund's name was changed on May 1, 1998, to the Small Company Value Fund. The Fund commenced offering the Growth, Growth and Income, Equity Income, Capital Appreciation, Small Company Growth, and Global Financial Services Portfolios on November 1, 1998.

                       INVESTMENT OBJECTIVES AND POLICIES

    International Growth Portfolio - Capital appreciation, primarily through a diversified Portfolio of non-U.S. equity securities. The Portfolio Manager believes that, over the long term, investing across international equity markets based upon discrepancies between market prices and fundamental values may achieve a positive enhancement for the Portfolio's investment performance relative to the returns from the Benchmark.

    Fundamental value is considered to be the current value of long-term, sustainable future cash flows derived from a given asset class or security. In determining fundamental value, the Portfolio Manager examines the relative price to value of the investment opportunity based upon the prospects for relative economic growth among countries, regions or geographic areas; expected levels of inflation; government policies influencing business conditions; and the outlook for currency relationships. Investment decisions are based on comparisons of current market prices to fundamental values.

    Although it may invest anywhere in the world, it is expected that the Portfolio will primarily invest in the equity markets included in the Morgan Stanley Capital International Non-U.S. Equity (Free) Index which currently are Japan, the United Kingdom, Germany, France, Canada, Italy, the Netherlands, Australia, Switzerland, Spain, Hong Kong, Belgium, Singapore, Malaysia, Sweden, Denmark, Norway, New Zealand, Austria, Finland and Ireland. The composition of the Index may change over time, according to criteria established by Morgan Stanley.

    Global Financial Services Portfolio - Sanford Bernstein systematically applies a marriage of fundamental and quantitative research to identify securities that are attractively priced relative to their expected returns and to develop a portfolio that trades off risk and reward over full market cycles.

    The Portfolio Manager employs a centralized investment approach in all portfolios. The Global Investment Policy Group uses its many years of experience and market memory to review analysts' latest research findings and forecasts. The group integrates the work of analysts, economists and the quantitative group, systematically applying valuation and portfolio construction processes to select securities. The portfolio managers then apply the Investment Policy Groups' decisions, deviating only to conform to fund objectives.

    Sanford Bernstein employs 129 analysts who take an intensive, long-term approach to forecasting earnings power and growth. Organized in global industry teams so that they can discern companies' strategies, cost pressures and competition in a global context, Sanford Bernstein analysts are centrally located so that the senior professionals can control the quality of their findings.

                              INVESTMENT OF ASSETS

    The investment objective and policies of each Portfolio of the Fund are described in the Prospectus. A further description of the investments and investment methods applicable to certain Portfolios appears below.

    Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. Some obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Bank, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association ("Fannie Mae"), are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

    Information on Time Deposits and Variable Rate Notes. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 10% limit on illiquid investments set forth in the Prospectus.

    The commercial paper obligations which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Portfolio as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The Portfolios have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolios and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Portfolio Managers will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Portfolios will not invest more than 5% of their total assets in variable rate notes.

    Insured Bank Obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. The Portfolios may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 10% limit for illiquid investments set forth in the Prospectus for each Portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

    Lower Rated Bonds. Each Portfolio, other than the High-Yield Bond Portfolio, may invest up to 5%, and the High-Yield Bond Portfolio may invest up to 100%, of its assets in bonds rated below Baa3 by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P"). Securities rated less than "Baa" by Moody's or "BBB" by S&P are classified as non-investment grade securities and are considered speculative by those rating agencies. It is the Fund's policy not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the respective Portfolio Manager's own independent and ongoing review of credit quality. Junk bonds may be issued as a consequence of corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, recently many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on (i) the high yield bond market, (ii) the value of high yield securities and (iii) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for junk bonds may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Portfolio may find it difficult to value its junk bonds accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Fund's Board of Trustees. Prices for junk bonds also may be affected by legislative and regulatory developments. For example, recent federal rules require that savings and loans gradually reduce their holdings of high-yield securities. Also, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, may depress the prices of outstanding junk bonds.

    Stock Index Futures and Related Options. Unlike when a Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Instead, the Portfolio will be required to deposit with its broker an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This is known as initial margin. Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. In addition, because under current futures industry practices daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Portfolio may be required to make additional payments during the term of the contract to its broker. Such payments would be required where during the term of a stock index futures contract purchased by the Portfolio, the price of the underlying stock index declined, thereby making the Portfolio's position less valuable. In all instances involving the purchase of stock index futures contracts by the Portfolio resulting in a net long position, an amount of cash and cash equivalents equal to the market value of the futures contracts will
                                       4
be deposited in a segregated account with the Fund's custodian to collateralize the position and thereby insure that the use of such futures is unleveraged. At any time prior to the expiration of the futures contract, the Portfolio may elect to close the position by taking an opposite position which will operate to terminate the Portfolio's position in the futures contract.

    There are several risks in connection with the use of stock index futures in the Portfolios as a hedging device. One risk arises because of the imperfect correlation between the price of the stock index future and the price of the securities which are the subject of the hedge. This risk of imperfect correlation increases as the composition of the Portfolio diverges from the securities included in the applicable stock index. The price of the stock index future may move more than or less than the price of the securities being hedged. If the price of the stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolios would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction this advantage will be partially offset by the stock index future. If the price of the stock index futures moves more than the price of the stock the Portfolio will experience a loss or a gain on the future which will not be completely offset by movement in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the index. Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the stock index. It is possible that where the Portfolio has sold futures to hedge against a decline in the market, the market may advance and the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in the value of its securities. While this should occur, if at all, for a very brief period or to a very small degree, the Portfolio Manager believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based. It is also possible that if the Portfolio has hedged against the possibility of a decline in the market adversely affecting stocks it held and stock prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its stock which it had hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may also have to sell securities at a time when it may be disadvantageous to do so.

    Where futures are purchased to hedge against a possible increase in the price of stocks before the Portfolio is able to invest its cash (or cash equivalents) in stock (or options) in an orderly fashion, it is possible the market may decline instead. If the Portfolio then concluded to not invest in stock or options at the time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

    In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the Portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, the value of stock index futures contracts as a hedging device may be reduced.

    Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, as with stock options, there is no assurance that a liquid secondary market or an exchange or board of trade will exist for any particular contract or at any particular time. In such event it may not be possible to close a futures position and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge Fund securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

    In addition, if the Portfolio has insufficient cash it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it is disadvantageous to do so.

    Financial Futures. No price is paid or received upon the purchase of a financial future. Upon entering into a futures transaction, a Portfolio will be required to deposit an initial margin payment equal to a specified percentage of the contract value. Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures commission merchant's name; however the futures commission merchant can gain access to the account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the futures commission merchant on a daily basis. Prior to expiration of the future, if the Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. Although financial futures by their terms call for the actual delivery or acquisition of the specified debt security, in most cases the obligation is fulfilled by closing out the position. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded. At present, no Portfolio intends to enter into financial futures and options on such futures if after any such purchase, the sum of initial margin deposits on futures and premiums paid on futures options would exceed 5% of a Fund's total assets. This limitation is not a fundamental policy.

    Writing Calls. When any of the Portfolios writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the Portfolio forgoes any possible profit from an increase in market price over the exercise price. A Portfolio may, in the case of listed options, purchase calls in "closing purchase transactions" to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the Portfolio retains the underlying security and the premium received. Sixty percent of any such profits are considered long-term gains and forty percent are considered short-term gains for tax purposes. If, due to a lack of a market, a Portfolio could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC") in connection with listed calls, as to the securities on which the Portfolio has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Portfolio's entering into a closing purchase transaction.

    An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by a Portfolio may cause the Portfolio to sell securities to cover the call, thus increasing its turnover rate in a manner beyond the Portfolio's control.

    Call Options. The Portfolios may write (sell) call options that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. Call options are short-term contracts with a duration of nine months or less. Such Portfolios of the Fund may only write call options which are "covered," meaning that the Portfolio either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in the Portfolio. In addition, no Portfolio will, prior to the expiration of a call option, permit the call to become uncovered. If a Portfolio writes a call option, the purchaser of the option has the right to buy (and the Portfolio has the option to sell) the underlying security against payment of the exercise price throughout the term of the option. The Portfolio's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Portfolio were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. The Portfolio would not be able to effect a closing purchase transaction after it had received notice of exercise. The International Growth Portfolio may purchase and write covered call options on foreign and U.S. securities and indices and enter into related closing transactions.

    Generally, such a Portfolio intends to write listed covered calls when it anticipates that the rate of return from doing so is attractive, taking into consideration the premium income to be received, the risks of a decline in securities prices during the term of the option, the probability that closing purchase transactions will be available if a sale of the securities is desired prior to the exercise, or expiration of the options, and the cost of entering into such transactions. A principal reason for writing calls on a securities portfolio is to attempt to realize, through the receipt of premium income, a greater return than would be earned on the securities alone. A covered call writer such as a Portfolio, which owns the underlying security has, in return for the premium, given the opportunity for profit from a price increase in the underlying security above the exercise price, but it has retained the risk of loss should the price of the security decline.

    The writing of covered call options involves certain risks. A principal risk arises because exchange and over-the-counter markets for options are a relatively new and untested concept, it is impossible to predict the amount of trading interest which may exist in such options, and there can be no assurance that viable exchange and over-the-counter markets will develop or continue. The Portfolios will write covered call options only if there appears to be a liquid secondary market for such options. If, however, an option is written and a liquid secondary market does not exist, it may be impossible to effect a closing purchase transaction in the option. In that event, the Portfolio may not be able to sell the underlying security until the option expires or the option is exercised, even though it may be advantageous to sell the underlying security before that time.

                             INVESTMENT RESTRICTIONS

    The Fund's significant investment restrictions applicable to the Portfolios are described in the Prospectus. The following are also fundamental policies and, together with the restrictions and other fundamental policies described in the Prospectus, cannot be changed without the vote of a majority of the outstanding voting securities of that Portfolio. Such a majority is defined as the lesser of (a) 67% or more of the shares of the Portfolio present at the meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. For the purposes of the following restrictions and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio.

    Each Portfolio is subject to certain investment restrictions which, together with its investment objective, are fundamental policies changeable only by shareholder vote. Under some of those restrictions, each Portfolio may not:

    1. As to 75% of the assets of any Portfolio, invest more than 5% of the value of its total assets in the securities of any one issuer, or purchase more than 10% of the voting securities, or more than 10% of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class).

    2. Except for the Global Financial Services Portfolio, concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, a Portfolio may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes.

    3. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.

    4. Make loans of money or securities, except (a) by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) by investing in repurchase agreements; or (c) by lending its portfolio securities, not in excess of 10% of the value of a Portfolio's total assets, made in accordance with guidelines adopted by the Fund's Board of Trustees, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

    5. Borrow money in excess of 10% of the value of its total assets. It may borrow only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5% of the total assets. Such prohibition against borrowing does not prohibit escrow or other collateral or margin arrangements in connection with the hedging instruments which a Fund is permitted to use by any of its other fundamental policies.

    6. Invest more than 10% of its net assets in illiquid securities (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days.

    7. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Investment Adviser or the Portfolio Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding voting securities of such issuer.

    8. Purchase or sell real estate; however, the Portfolios may purchase marketable securities of issuers which engage in real estate operations or which invest in real estate or interests therein, and securities which are secured by real estate or interests therein.

    9. Purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities) or sell securities short except "against the box." (Collateral arrangements in connection with transactions in options and futures are not deemed to be margin transactions.)

    10. Purchase or sell physical commodities or physical commodity futures contracts, or oil, gas or mineral exploration or developmental programs, except that a Portfolio may invest in the securities of companies which operate, invest in, or sponsor such programs.

    11. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a Fund security.

    12. Invest for the purposes of exercising control or management of another company.

    13. Issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending Fund securities.

    14. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

    15. Invest more than 5% of the value of its total assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

    16. Invest more than 10% of its net assets in securities which are restricted as to disposition under the federal securities laws or otherwise. This restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the respective Portfolios; however, each Portfolio will attempt to dispose in an orderly fashion of any securities received under these circumstances to the extent that such securities, together with other unmarketable securities, exceed 10% of that Portfolio's net assets.

    All percentage limitations apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio.

                              TRUSTEES AND OFFICERS

    The trustees and officers of the Fund, and their principal occupations during the past five years, are set forth below. Trustees who are "interested persons", as defined in the 1940 Act, are denoted by an asterisk. As to their duties relative to the Fund, the address of each is Atlanta Financial Center, 3343 Peachtree Road, N.E., Ste. 450, Atlanta, GA 30326-1022. As of October 1, 1998, the trustees and officers of the Fund as a group owned none of its outstanding shares.

    NAME, AGE, AND POSITION                  PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
    HELD WITH REGISTRANT

    Arthur T. Dietz (74)                     President, ATD Advisory Corp. since 1996; President and Chief Executive Officer,
    Trustee                                  Strategic Portfolio Management, Inc., 1987-1995; Mills B. Lane Professor of Finance and
                                             Banking, Emory University, 1954-1988; Director, The Enterprise Group of Funds, Inc.

    *Samuel J. Foti (46)                     President and Chief Operating Officer, MONY since 1994; Executive Vice President, MONY
    Trustee                                  (1991-1994); Trustee, MONY since 1993; Senior Vice President, MONY (1989-1991);
                                             Director, MONY Life Insurance Co. of America since 1989; Director, MONY Brokerage, Inc.
                                             since 1990; Director, MONY International Holdings, Inc. since 1994; Director, MONY Life
                                             Insurance Company of the Americas, Ltd. since 1994, MONY Bank & Trust Co. of the
                                             Americas, Ltd. since 1994; Director, Life Insurance Marketing and Research Associates;
                                             Chairman, Life Insurance Marketing and Research Associates 1996-1997; Director, The
                                             Enterprise Group of Funds, Inc.

                                             Arthur Howell (80) Of Counsel, law firm of Alston & Bird, Atlanta, Georgia; President,
                                             Summit Industries, Trustee Inc.; Chairman, Crescent Banking Co., Inc.; President,
                                             Jonesheirs, Inc.; Director, The Enterprise Group of Funds, Inc.

    William A. Mitchell,                     President/CEO, Carter & Associates (real estate development), Atlanta, Georgia since
    Jr. (58) Trustee                         1994; Director, John Wieland Homes since 1992; Director, The Enterprise Group of
                                             Funds, Inc.

    Lonnie H. Pope (64)                      Chief Executive Officer, Longleaf Industries, Inc., Marietta, Georgia; Board Member,
    Trustee                                  Georgia Chamber of Commerce;  Director, The Enterprise Group of Funds, Inc.

    *Michael I. Roth (52)                    Chairman and Chief Executive Officer, MONY since 1993; President and Chief Executive
    Trustee                                  Executive Officer, MONY (1991-1993); Director, MONY Life Insurance Company of America
                                             since 1991; Director, ARES Holdings Inc. since 1995; 1740 Advisers, Inc. since 1992;
                                             MONY CS, Inc. since 1989; Executive Vice President and Chief Financial Officer, MONY
                                             (1989-1991); Executive Vice President and Chief Financial Officer, Primerica
                                             Corporation (1987); Executive Vice President, Primerica Corporation (1982-1987);
                                             Director, The Enterprise Group of Funds, Inc.; Director, American Council of Life
                                             Insurance (ACLI); Director, the Life Insurance Counsel of New York; Director, Pitney
                                             Bowes, Inc.; Director, Promus Hotel Corporation.

    *Victor Ugolyn (50)                      Chairman, President and Chief Executive Officer, The Enterprise Group of Funds, Inc.
    Trustee                                  since 1991;  Chairman,  President  and Chief  Executive  Officer, Enterprise  Capital
                                             Management, Inc. and Enterprise Fund Distributors, Inc. since 1991; Chairman, President and Chief Executive Officer, Enterprise Accumulation Trust; Vice Chairman and Chief
                                             Marketing Officer, Value Line Securities, Inc. (1986-1991).

    Catherine R. McClellan                   Secretary, The Enterprise Group of Funds, Inc.; Senior Vice President, Secretary and
    (42) Secretary                           Chief Counsel, Enterprise Capital Management, Inc.; Senior Vice President, Secretary
                                             and Chief Counsel, Enterprise Fund Distributors, Inc.

    Herbert M. Williamson                    Assistant Secretary and Treasurer, The Enterprise Group of Funds, Inc.; Enterprise
    (47) Asst. Secretary, Treasurer          Capital Management, Inc. and Enterprise Fund Distributors, Inc.

    Phillip G. Goff (34)                     Vice President and Chief Financial Officer, The Enterprise Group of Funds, Inc.;
    Vice President                           Enterprise  Capital Management,  Inc. and Enterprise Fund Distributors, Inc. 1995
                                             - Present; Audit Manager, Coopers & Lybrand LLP (1986-1995).

    Remuneration of Officers and Trustees. All officers of the Fund are officers of Enterprise Capital Management, Inc. and receive no salary or fee from the Fund. The Trustees, other than Messrs. Foti, Roth and Ugolyn will be paid an annual fee of $10,000 plus $500 for each trustees' meeting attended and $500 for each committee meeting attended.

    The following sets forth compensation paid to each of the Trustees for the fiscal year ended December 31, 1997:


               (1)                             (2)                 (3)                  (4)                  (5)
                                                               PENSION OR            ESTIMATED
                                            AGGREGATE          RETIREMENT             ANNUAL                TOTAL
                                          COMPENSATION          BENEFITS             BENEFITS           COMPENSATION
                                              FROM               ACCRUED               UPON            FROM REGISTRANT
     NAME                                  REGISTRANT             PART              RETIREMENT        PAID TO TRUSTEES
     ----                             ------------------- -------------------  ---------------      ------------------
     Arthur T. Dietz...............         $13,500              None                 None                $27,000
     Arthur Howell.................         $13,000              None                 None                $26,000
     William A. Mitchell, Jr.......         $12,500              None                 None                $25,000
     Lonnie H. Pope................         $13,000              None                 None                $27,000

* Each Trustee also served as a Director of The Enterprise Group of Funds, Inc. and received fees for such services.

                                 CONTROL PERSONS

    As of the date of this Additional Statement MONY and MONY Life Insurance Company of America ("MONY America"), its wholly-owned subsidiary, through their respective Variable Accounts, own all of the Fund's outstanding shares. The shares held by the Variable Accounts generally will be voted in accordance with instructions of Contractholders. Under certain circumstances, however, MONY and MONY America may disregard voting instructions received from Contractholders. The Fund might nonetheless be deemed to be controlled by MONY and MONY America by virtue of the definitions contained in the 1940 Act although the Fund disclaims such control.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

    Enterprise Capital Management, Inc. (the "Adviser"), the investment adviser of each of the Portfolios, serves also as the investment adviser to The Enterprise Group of Funds, Inc. The Adviser is a subsidiary of The Mutual Life Insurance Company of New York ("MONY"). The Adviser provides oversight and management services to the Fund which include, but are not limited to, (1) supervising the Portfolio Managers' compliance with federal and state regulations, including the 1940 Act, (2) evaluating the Portfolio Managers' performance, (3) analyzing the composition of the investment portfolios of each Portfolio of the Fund and preparing reports thereon for the Board or any committee of the Board, (4) evaluating each Portfolio's performance in comparison to similar mutual funds and other market information, (5) conducting searches, upon request of the Board, for a replacement for any Portfolio Manager then serving the Fund, and (6) preparing presentations to shareholders which analyze the Fund's overall investment program and performance.

    The Portfolio Manager Agreements. Under the Portfolio Manager Agreements, the Portfolio Managers, subject to the oversight of the Adviser, are required to: (i) regularly provide investment advice and recommendations to the respective Portfolios of the Fund with respect to their investments, investment policies and the purchase and sale of securities; (ii) supervise continuously and determine the securities to be purchased or sold by the respective Portfolios of the Fund and the portion, if any, of the assets of these Portfolios of the Fund to be held uninvested; and (iii) arrange for the purchase of securities and other investments by the respective Portfolios of the Fund and the sale of securities and other investments held by each of these Portfolios of the Fund.

    Expenses not expressly assumed by the Adviser under the Investment Adviser Agreement are paid by the Fund. The Investment Adviser Agreement lists examples of expenses paid by the Fund, of which the major categories relate to interest, taxes, fees to noninterested trustees, legal and audit expenses, custodian and transfer agent expenses, stock issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.

    Under the Investment Adviser Agreement, the Adviser guarantees that the total expenses of the Fund in any fiscal year, exclusive of taxes, interest, brokerage fees and distribution expense reimbursements shall not exceed, and the Adviser undertakes to pay or refund to the Fund any amount by which such expenses do exceed, the most restrictive state law provisions in effect in states where shares of a Portfolio of the Fund are qualified to be sold. The payment of the management fee at the end of any month will be reduced or postponed so that at no time will there be any accrued but unpaid liability for the payment of the management fee under this expense limitation.


                                              Port. Mgr.                     Port. Mgr.                       Port.Mgr.
                           Total Fee 1997     Fee 1997      Total Fee 1996*  Fee 1996    Total Fee 1995**     Fee 1995
                           --------------    -----------    ---------------  ----------  ----------------    ----------
    Equity                 $  3,319,628      $ 1,664,835    $    1,743,990   $  935,253       $ 752,635      $  501,756
    Small Company Value       2,119,841        1,060,105         1,316,050      714,051         907,835         605,223
    International Growth        604,348          319,949           303,177      160,663          94,931          51,294
    High-Yield Bond             299,011          149,505           143,878       71,939          49,627          25,240
    Managed                  16,976,135        7,855,235        11,086,850    5,910,578       5,852,587       3,901,724


*    The Adviser has reallowed $21,526 to the High-Yield Bond Portfolio during
     1996.

** The Adviser has reallowed the following amounts of its advisory fees to the Portfolios during 1995: Equity -- $35,480, Small Company Value -- $41,237; Managed -- $57,047 International Growth -- $74,222; and High-Yield Bond -- $61,596.

    The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Adviser or the Portfolio Manager, as the case may be, is not liable for any act or omission in the course of, or in connection with, the rendition of services thereunder. The Agreement permits the Adviser to act as investment adviser for any other person or firm.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    Portfolio decisions are based upon recommendations and the judgment of the Portfolio Managers. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price.

    Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to the Fund and/or other accounts of the Portfolio Managers; information received in connection with directed orders of other accounts managed by the Portfolio Managers or its affiliates may or may not be useful to the Fund. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Portfolio Managers, to make available additional views for consideration and comparison, and to enable the Portfolio Managers to obtain market information for the valuation of securities held by the Fund.

    Sales of shares of the Fund, subject to applicable rules covering the Distributor's activities in this area, will also be considered as a factor in the direction of Fund transactions to brokers and dealers, but only in conformity with the price, execution, and other considerations and practices discussed above.

    It is the practice of the Portfolio Managers to cause purchase or sale transactions to be allocated among the Portfolios and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing each Portfolio and other client accounts. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Portfolio Managers or an affiliate are combined, which in some cases could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio is concerned. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for such account.

    In the last three fiscal years ended December 31, the Fund paid the following aggregate amounts for brokerage commissions on transactions in Portfolio securities.


                                                            TOTAL                         AFFILIATED
                      PORTFOLIO                         BROKERAGE 1997                   BROKERAGE 1997
                -------------------                --------------------               --------------------
                Equity                             $            164,149               $             67,454
                Small Company Value                $            534,558                               NONE
                International Growth               $            181,826               $              7,791
                High-Yield Bond                    $                562               $               NONE
                Managed                            $          1,382,062                            442,852

                                                             TOTAL                          AFFILIATED
                      PORTFOLIO                         BROKERAGE 1996                   BROKERAGE 1996
                -------------------                --------------------               --------------------
                Equity                             $            204,255               $              9,000
                Small Company Value                $            784,580               $            283,427
                International Growth               $            102,770               $              5,789
                High-Yield Bond                    $                516               $               NONE
                Managed                            $            992,241                              6,000

                                                             TOTAL                          AFFILIATED
                      PORTFOLIO                         BROKERAGE 1995                   BROKERAGE 1995
                -------------------                --------------------               --------------------
                Equity                             $            110,759               $              2,580
                Small Company Value                $            377,157               $              9,660
                International Growth               $             48,107               $              1,860
                High-Yield Bond                    $                464                               NONE
                Managed                            $            937,342               $             16,416


     In the most recent fiscal year, the Fund paid the following brokerage commissions to affiliated brokers Morgan Stanley & Co., Inc. ("Morgan Stanley") and Oppenheimer & Co., Inc. ("Oppenheimer").


                                                   AFFILIATED BROKERAGE                 AFFILIATED BROKERAGE
                                               (as a percentage of aggregate    (as a percentage of aggregate dollar
                PORTFOLIO                         brokerage commissions)         amount of commission transactions)
                ----------                   ----------------------------------  -----------------------------------

                                             Morgan Stanley        Oppenheimer    Morgan Stanley        Oppenheimer

                Equity....................        2.6%                  38.5%         1.8%                  43.8%
                Small Company Value.......        0.0%                   0.0%         0.0%                   0.0%
                International Growth......        4.3%                   0.0%         4.5%                   0.0%
                High-Yield Bond...........        0.0%                   0.0%         0.0%                   0.0%
                Managed...................        2.3%                  29.8%         3.2%                  33.4%


                        DETERMINATION OF NET ASSET VALUE

    The net asset value per share of each of the Portfolios of the Fund is determined each day the New York Stock Exchange (the "NYSE") is open, at the close of the regular trading session of the NYSE that day, by dividing the value of the Portfolio's net assets by the number of shares outstanding.

    Investment securities (other than debt securities) listed on a national securities exchange or designated as national market system securities are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded in the over-the-counter market but not designated as national market system securities are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Investments are valued by the pricing service using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of more than sixty days are valued on a "marked-to-market" basis, that is, at prices based upon market quotations for securities of similar type, yield, quality and maturity. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. The Portfolios may own securities primarily listed on foreign exchanges which trade on Saturday or other customary United States national business holidays. If the Portfolios do not price their securities on these days, their net asset values may be significantly affected on days when investors have no access to the Portfolios. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    The dividend policies of the Portfolios are discussed in the Prospectus. In computing interest income, the Funds will amortize any discount or premium resulting from the purchase of debt securities except for mortgage- or other receivables-backed obligations subject to monthly payment of principal and interest. With respect to market discount on bonds issued after July 18, 1984, a portion of any capital gain realized upon disposition may be recharacterized as ordinary income.

    Each Portfolio is qualified and intends to remain qualified and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the ""Code"). To remain qualified as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of is gross income from the sales or other disposition of securities, dividends, interest, proceeds from loans of stock or securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of the Portfolio's assets is represented by cash, government securities and other securities limited in respect of any one issuer to 5% of the Portfolio's net assets and to not more than 10% of the voting securities of any one issuer (other than government securities) and (ii) not more than 25% of the Portfolio's assets is invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer.

    Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio's assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.

                     FUND YIELD AND TOTAL RETURN INFORMATION

    The average annual total return for the year ended June 30, 1998, for the five-year period ended June 30, 1998, and the period from inception through June 30, 1998, is shown in the following table:

AVERAGE ANNUAL TOTAL RETURN

                                               FOR THE YEAR       FOR THE FIVE YEARS
                                                   ENDED                 ENDED               FOR THE PERIOD
                                               JUNE 30, 1998         JUNE 30, 1998          FROM INCEPTION TO
                  PORTFOLIO                     (ONE YEAR)           (FIVE YEARS)          JUNE 30, 1998(1)(2)
           ---------------------             ----------------  -----------------------  ----------------------
           Equity........................         23.14%               21.30%                   18.02%
           Small Company Value...........         34.19%               17.42%                   17.21%
           International Growth..........          5.76%                 --                     12.41%
           High-Yield Bond...............         12.38%                 --                     13.33%
           Managed.......................         22.45%               21.85%                   20.98%

(1) Reflects waiver of advisory fees and assumption of other expenses by the Portfolio Manager in its previous role as Investment Advisor. Without such waivers and assumptions, the average annual total return during the period would have been lower.

(2) The date of inception of the Equity, Small Company Value and Managed Portfolios is August 1, 1988. The date of inception of the High-Yield Bond and International Growth Portfolios is November 18, 1994.

    The table above assumes that a $1,000 payment was made at the beginning of the period shown, that no further payments were made, and that any distributions from the assets of the Portfolio were reinvested. The table reflects the historical rates of return, and deductions for all charges, expenses and fees of the Fund.

    For the Equity, Small Company Value, Growth, Growth and Income, Small Company Growth, Capital Appreciation, Equity Income, and International Growth Portfolios and for the equity securities of the Managed Portfolio, net investment income is the net of the dividends accrued (1/360 of the stated dividend rate multiplied by the number of days the particular security is in the Portfolio) on all equity securities during the 30-day period and expenses accrued for the period. It does not reflect capital gains or losses. For the Portfolios, net investment income is the net of interest earned on the obligation held by the Portfolio and expenses accrued for the period. Interest earned on the obligation is determined by (i) computing the yield to maturity based on the market value of each obligation held in the corresponding Portfolio and on the day before the beginning of the period with respect to debt obligations held by the Equity, Managed, International Growth, Growth, Growth and Income, Small Company Growth, Capital Appreciation, Equity Income, and Small Company Value Portfolios (or as to obligations purchased during that 30-day period, based on the purchase price plus accrued interest); (ii) dividing the yield to maturity for each obligation by 360; (iii) multiplying that quotient by the market value of each obligation (including actual accrued interest) for each day of the subsequent 30-day month that the obligation is in the Portfolio; and
(iv) totaling the interest on each obligation. Discount or premium amortization is recomputed at the beginning of each 30-day period and with respect to discount and premium on mortgage or other receivables-backed obligations subject to monthly payment of principal and interest; discount and premium is not amortized on the remaining security. Gain or loss attributable to actual monthly paydowns is reflected as an increase or decrease in interest income during that period.

    The yield shown reflects deductions for all charges, expenses and fees of the Fund. The table does not reflect charges and deductions which are, or may be, imposed under the Contracts.

    Net investment income of a Portfolio less all charges and expenses of the Fund with respect to that Portfolio is divided by the product of the average daily number of shares outstanding and the net asset value of one share on the last day of the period. The sum of the quotient + I is raised to the 6th power. I is subtracted from this result and then multiplied by 2.

                             ADDITIONAL INFORMATION

    Description of the Fund. It is not contemplated that regular annual meetings of shareholders will be held. Shareholders have the right, upon the declaration in writing or vote of a majority of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of the Fund's outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

    The Declaration of Trust contains an express disclaimer of shareholder liability for the Fund's obligations, and provides that the Fund shall indemnify any shareholder who is held personally liable for the obligations of the Fund. It also provides that the Fund shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of the Fund and shall satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust (such as the Fund) to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to the relatively remote circumstance in which the Fund itself would be unable to meet the obligations described above.

    Possible Additional Fund Series. If additional Portfolios are created by the Board of Trustees, shareholders of each such Portfolio will be entitled to vote as a class only to the extent permitted by the Act (see below) or as permitted by the Board of Trustees. Income and operating expenses would be allocated fairly among two or more Portfolios by the Board of Trustees.

    Under Rule 18f-2 under the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of independent accountants. The Rule contains special provisions for cases in which an advisory agreement is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     Portfolio Turnover Rate. The portfolio turnover rate of the Small Company Value Portfolio in 1996 exceeded 100% due to the appointment of a new Portfolio Manager and a resulting change in management style.

    Independent Accountants. PricewaterhouseCoopers LLP, located at 1100 Campanile Building, 1155 Peachtree Street, Atlanta, Georgia 30309, serves as independent accountants of the Fund; their services include auditing the annual financial statements of each Portfolio as well as other related services. PricewaterhouseCoopers LLP also serves as independent accountants for the Adviser and its affiliates.

    Financial Statements. The Fund's 1997 Annual Report, filed with the SEC on February 19, 1998, (accession number 0000832359-98-000002) and the Fund's 1998
Semi-Annual Report, filed with the SEC on August 27, 1998, (accession number 0000832359-98-000015) are hereby incorporated by reference into this Statement of Additional Information.

     Custodian. State Street Bank and Trust Company, P.O. Box 8505, Boston, MA 02266-8505, serves as custodian of the Fund's cash and securities and also acts as transfer agent and shareholder servicing agent for the Fund.

Part C     Other Information
Item 24.   Financial Statements and Exhibits

                  Financial Statements:

                           Included in the Prospectus:

                                    Financial Highlights


         Incorporated by reference in Part B:

                           Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Notes to Financial Statements, and Report of Independent Accountants for the year ended December 31, 1997 for the Enterprise Accumulation Trust.

Enterprise Accumulation Trust's 1998 Semi-Annual Report to Shareholders.

         Included in Part C:


                           None


Exhibits:

     (1) Declaration of Trust, as amended -- previously filed with original Registration Statement on Form N-1A on April 28, 1988.

     (2)  By-laws of Registrant.*

     (3)  Not Applicable.

     (4)  Not Applicable.

     (5)  Investment Sub-Advisory Agreement.

     (6)  Distribution Agreement.*

     (7)  Not Applicable.

     (8) Custody Agreement -- previously filed with Post-Effective Amendment No. 2 on May 1, 1990.

     (9)  Not Applicable.

     (10) Not applicable.

     (11) Consent of Independent Accountants: Filed herewith.

     (12) Not Applicable.

     (13) Agreement relating to initial capital.*

     (14) Not Applicable.

     (15) Not Applicable.

     (16) Performance Calculations -- previously filed with Post-Effective Amendment No. 1 on May 1, 1989.

     *    Previously filed with Pre-Effective Amendment No. 1 on July 13, 1988.

Item 25.          Persons Controlled by or Under Common Control with Registrant

     As of the date of this Post-Effective Amendment variable accounts of life insurance company affiliates of the Mutual Life Insurance Company of New York ("MONY") own all the outstanding shares of the registrant as described in the Registrant's Statement of Additional Information. Shares of the Registrant will be voted as directed by persons having interests in the respective Variable Accounts. Registrant might be deemed to be controlled by such insurance company affiliates of MONY although Registrant declaims such control.

     The Subsidiaries of MONY are as follows: MONY Realty Partners, Inc., MONY Funding, Inc., MONY CS, Inc., MONY Brokerage, Inc., MONY Credit Corporation, 1740 Advisers, Inc., MONY Securities Corp., MONY Life Insurance Company of America, Enterprise Capital Management, Inc., 1740 Ventures, Inc., MONY International Holdings, Inc.

Item 26.          Number of Holders of Securities

                                                                     Number of Record Holders
      Title of Class                                                    as of August 1, 1998
      ----------------------------                                   -----------------------
      Shares of Beneficial Interest...........................
      Equity Portfolio........................................                   5
      High Yield Bond Portfolio...............................                   5
      Managed Portfolio.......................................                   5
      Small Company Value Portfolio...........................                   5
      International Growth Portfolio..........................                   5

Item 27.          Indemnification

     See Registration Statement, Form N-1A, File No. 33-15489, July 1, 1987, Item No. 27, which is incorporated herein by reference.

Item 28.          Business and Other Connections of Investment Adviser

     See "Investment Management Agreement" in the Prospectus and "Investment Management and Other Services" in the Statement of Additional Information regarding the business of the investment adviser and sub-adviser. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the investment adviser, reference is made to "Trustees and Officers" in the Statement of Additional Information and the Adviser's Form ADV filed under the Investment Advisers Act of 1940, File No. 801-27181, incorporated herein by reference. For information regarding the sub-adviser, reference is made to sub-adviser's Form ADV filed under the Investment Advisers Act of 1940, File No. 801-27180, incorporated herein by reference.

Item 29.          Principal Underwriter -- Not applicable.

         (c)      Not applicable.

Item 30. Location of Required Records -- Rule 31a-1 (Except those maintained by Custodian and Transfer Agent)


                                        Entity                  Function               Address
                                 -----------------------       ----------      --------------------------
                                 Enterprise Accumulation       Registrant      Atlanta Financial Center
                                 Trust                                         3343 Peachtree Road, N.E.,
                                                                               Suite 450
                                                                               Atlanta, GA  30326-1022

                                 Enterprise Capital            Investment      Same as above.
                                 Management, Inc.              Adviser

THE RECORDS OF THE PORTFOLIO MANAGERS ARE KEPT AT THE FOLLOWING LOCATIONS:

          Growth Portfolio                                    Montag & Caldwell, Inc.
                                                              1100 Atlanta Financial Center
                                                              3343 Peachtree Road, N.E.
                                                              Atlanta, GA 30326-1450

          Growth & Income                                     Retirement System Investors Inc.
          Portfolio                                           317 Madison Avenue
                                                              New York, NY  10017

          Equity Portfolio                                    OpCap Advisors
                                                              One World Financial Center
                                                              New York, NY 10281

          Equity Income                                       1740 Advisers, Inc.
          Portfolio                                           1740 Broadway
                                                              New York, NY  10019

          Capital Appreciation                                Provident Investment Counsel, Inc.
          Portfolio                                           300 North Lake Avenue
                                                              Pasadena, CA  91101

          Small Company Growth                                William D. Witter, Inc.
          Portfolio                                           One Citicorp Center
                                                              153 East 53rd Street
                                                              New York, NY  10022

          Small Company                                       Gabelli Asset Management Company
          Value Portfolio                                     One Corporate Center
                                                              Rye, New York  10580

          International Growth                                Brinson Partners, Inc.
          Portfolio                                           209 South LaSalle Street
                                                              Chicago, IL   60604

          Global Financial                                    Sanford C. Bernstein & Co., Inc.
          Services Portfolio                                  1 North Lexington Avenue
                                                              White Plains, NY 10601-1785

          High-Yield Bond                                     Caywood-Scholl Capital Management
          Portfolio                                           4350 Executive Drive, Suite 125
                                                              San Diego, CA 92121

          Managed Portfolio                                   OpCap Advisors
                                                              One World Financial Center
                                                              New York, NY 10281

Item 31.         Management Services

         Not Applicable.

Item 32.         Undertakings

     (a)  Not applicable.

     (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report, upon request and without charge.

                                   SIGNATURES

    Pursuant to the requirement of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia on October 13, 1998.


                             ENTERPRISE ACCUMULATION TRUST

                             By: /s/ Victor Ugolyn
                                 -----------------------------------------------
                                 Victor Ugolyn
                                 Chairman, President and Chief Executive Officer

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of the Registrant has been signed below by the following persons in the capacities and on the dates indicated.

              SIGNATURE                                         CAPACITY                                   DATE
          -----------------------------                      -----------------------                      ----------------
          /s/ Victor Ugolyn                                  Chairman, President and                      October 13, 1998
          -----------------------------                      Chief Executive Officer
          Victor Ugolyn

          /s/ Phillip G. Goff                                Principal Financial                          October 13, 1998
          -----------------------------                      and Accounting Officer
          Phillip G. Goff

          /s/ Samuel J. Foti                                 Director                                     October 13, 1998
          -----------------------------
          Samuel J. Foti

          /s/ Arthur T. Dietz                                Director                                     October 13, 1998
          -----------------------------
          Arthur T. Dietz

          /s/ Arthur Howell                                  Director                                     October 13, 1998
          -----------------------------
          Arthur Howell

          /s/ William A. Mitchell, Jr.                       Director                                     October 13, 1998
          -----------------------------
          William A. Mitchell, Jr.

          /s/ Lonnie H. Pope                                 Director                                     October 13, 1998
          -----------------------------
          Lonnie H. Pope

          /s/ Michael I. Roth                                Director                                     October 13, 1998
          -----------------------------
          Michael I. Roth

                                  EXHIBIT INDEX

          Exhibits:                         Description                                               Page
          ---------                         ------------                                              ----
              (1)                           Declaration of Trust, as amended -
                                            previously filed with original
                                            Registration Statement on Form N-1A
                                            on April 28, 1998.

              (2)                           By-laws of Registrant.*

              (3)                           Not Applicable.

              (4)                           Not Applicable.

              (5)                           Investment Sub-Advisory Agreement.

              (6)                           Distribution Agreement.*

              (7)                           Not Applicable.

              (8)                           Custody Agreement -- previously filed with
                                            Post-Effective
                                            Amendment No. 2 on May 1, 1990.

              (9)                           Not Applicable.

             (10)                           Not Applicable.

             (11)                           Consent of Independent Accountants: Filed herewith.

             (12)                           Not Applicable.

             (13)                           Agreement relating to initial capital.*

             (14)                           Not Applicable.

             (15)                           Not Applicable.

             (16)                           Performance Calculations -- previously filed with
                                            Post-Effective
                                            Amendment No. 1 on May 1, 1989.

*Previously filed with Pre-Effective Amendment No. 1 on October 13, 1988.